   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON _________, 1997

                           Registration No. 33-47786
                           Registration No. 811-5803

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________
                                   FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / /
                       Pre-Effective Amendment No. / /

                    Post-Effective Amendment No. 9   /X/

                                    AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / /

                           Amendment No. 30   /X/

                                  ___________
                             VA-I SEPARATE ACCOUNT
                                      of
                    UNUM LIFE INSURANCE COMPANY OF AMERICA
                          (Exact Name of Registrant)
                    UNUM LIFE INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)
                             2211 Congress Street
                             Portland, Maine 04122
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: 800-341-0441

                          ROSEMARY A. MOORE, ESQUIRE
                    UNUM Life Insurance Company of America
                             2211 Congress Street
                             Portland, Maine 04122
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
     / /  immediately upon filing pursuant to paragraph (b) of Rule 485

     /X/  on May 1, 1997, pursuant to paragraph (b) of Rule 485

     / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     / /  on                  , pursuant to paragraph (a)(1) of Rule 485
     If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


In accordance with Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933. That election was previously filed in Registrant's Form N-4 registration statement (File No. 33-47786). The Registrant filed its Rule 24f-2 Notice on February 27, 1997, for the fiscal year ended December
31, 1996.

                             CROSS REFERENCE SHEET
                 SHOWING LOCATION OF INFORMATION IN PROSPECTUS


FORM  N-4                                         PROSPECTUS CAPTION
---------                                         ------------------
1.   Cover Page...........................        Cover Page
2.   Definitions..........................        Definitions
3.   Synopsis or Highlights...............        Summary
4.   Condensed Financial Information......        Condensed Financial Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies....        UNUM/America, Lincoln Life, The Variable Investment Division and the Funds
6.   Deductions and Expenses..............        Deductions and Charges
7.   General Description of
     Variable Annuity Contracts...........        Contract Provisions; Other Contract Provisions
8.   Annuity Period.......................        Annuity Period
9.   Death Benefit........................        Contract Provisions, Death Benefits
10.  Purchases and Contract Values........        Contract Provisions
11.  Redemptions..........................        Contract Provisions, Withdrawals
12.  Taxes................................        Federal Income Tax Considerations
13.  Legal Proceedings....................        Not Applicable
14.  Table of Contents of the Statement
     of Additional Information............        Contents of Statement of Additional Information


                             CROSS REFERENCE SHEET
    SHOWING LOCATION OF INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION


                                                  STATEMENT OF ADDITIONAL
                                                  INFORMATION CAPTION
FORM N-4                                          -------------------
15.  Cover Page..........................         Cover Page
16.  Table of Contents...................         Table of Contents
17.  General Information and History.....         Prospectus - UNUM/America, Lincoln Life, The
                                                  Variable Investment Division and the Funds
18.  Services............................         Not Applicable
19.  Purchase of Securities being
     Offered.............................         Not Applicable
20.  Underwriters........................         Distribution of the Contracts
21.  Calculation of Yield Quotations of
     Money Market Sub Accounts...........         Not Applicable
22.  Annuity Payments....................         Determination of Variable Annuity Payment
23.  Financial Statements................         Financial Statements

                             CROSS REFERENCE SHEET
          SHOWING LOCATION OF INFORMATION IN PART C-OTHER INFORMATION


24(a)  Financial Statements and Exhibits................    Not Applicable
24(b)  Exhibits.........................................    Exhibits
25.    Directors and Officers of the Director...........    Directors and Officers of the Depositor
26.    Persons Controlled by or Under
       Common Control with the Depositor
       or Registrant....................................    Organizational Chart
27.    Number of Contract Owners........................    Number of Contract Owners
28.    Indemnification..................................    Indemnification
29.    Principal Underwriters...........................    Principal Underwriters
30.    Location of Accounts and Records.................    Location of Accounts and Records
31.    Management Services..............................    Management Services
32.    Undertakings.....................................    Undertakings

--------------------------------------------------------------------------------
                     UNUMLIFE INSURANCE COMPANY OF AMERICA

                        Group Variable Annuity Contracts
                             VA-I Separate Account
                              2211 Congress Street
                             Portland, Maine 04122
                                 (800) 341-0441

                               VARIABLE ANNUITY I

--------------------------------------------------------------------------------
PROSPECTUS
--------------------------------------------------------------------------------

                                                                     MAY 1, 1997

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

  PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.

  INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISK, INCLUDING MARKET FLUC-TUATION AND POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


This prospectus describes group annuity contracts ("Contracts") offered by UNUM Life Insurance Company of America ("UNUM/America"), a subsidiary of UNUM Hold-ing Company and its wholly-owned parent company, UNUM Corporation. The Con-tracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-quali-fied annuities. A Participant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.

The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of UNUM/America's General Account, and in certain Sub-Accounts in UNUM/America's VA-I Separate Account ("Variable Investment Divi-sion"). Contributions to the Guaranteed Interest Division earn interest at a guaranteed rate declared by UNUM/America. Contributions to the Variable Invest-ment Division will increase or decrease in dollar value depending on the in-vestment performance of the underlying funds in which the Sub-Accounts invest.

Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the in-vestment objectives, policies and risks of the Funds please refer to the pro-spectus for each of the Funds.

Index Account.......................................... Dreyfus Stock Index Fund
Growth I Account....................................... Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Growth Portfolio
Asset Manager Account.................................. Fidelity's Variable
                                                        Insurance Products Fund
                                                        II: Asset Manager
                                                        Portfolio
Growth II Account...................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Capital
                                                        Appreciation
Balanced Account....................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Balanced
International Stock Account............................ T. Rowe Price
                                                        International Series,
                                                        Inc.
Socially Responsible Account........................... Calvert Responsibly
                                                        Invested Balanced
                                                        Portfolio
Equity-Income Account.................................. Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Equity-Income Portfolio
Small Cap Account...................................... Dreyfus Variable
                                                        Investment Fund: Small
                                                        Cap Portfolio

This prospectus is intended to provide information regarding the Contracts of-fered by UNUM/America that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Informa-tion, dated May 1, 1997, has been filed with the Securities and Exchange Com-mission and is available at no charge by writing or calling P.O. Box 9740, Portland, Maine 04104, (800) 341-0441, Attention: Tax Deferred Annuities.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
DEFINITIONS..............................................................   3
SUMMARY (Including Fee Table and Performance Information)................   6
CONDENSED FINANCIAL INFORMATION..........................................  11
FINANCIAL STATEMENTS.....................................................  12
UNUM/AMERICA, LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION
 AND THE FUNDS...........................................................  12
CONTRACT PROVISIONS......................................................  17
DEDUCTIONS AND CHARGES...................................................  24
ANNUITY PERIOD...........................................................  26
FEDERAL INCOME TAX CONSIDERATIONS........................................  28
VOTING RIGHTS............................................................  31
OTHER CONTRACT PROVISIONS................................................  32
GUARANTEED INTEREST DIVISION.............................................  33
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION................  35

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), conversion to an annuity, imposition of charges, payment of a Death Benefit or a combination thereof.

ACQUISITION AGREEMENT: The Asset Transfer and Acquisition Agreement between UNUM/America and Lincoln Life which provides for the sale of UNUM/America's tax sheltered annuity business to Lincoln Life, the assumption of UNUM/America's obligations under the Contracts (other than the New York Contracts) by Lincoln Life, and the assumption of UNUM/America's obligations under the New York Contracts by Lincoln-NY.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.

BUSINESS DAY: A day on which the New York Stock Exchange is customarily open for business except for the following local business holidays: Veterans Day (November 11) and the day after Thanksgiving.

CLOSING DATE: The date of closing as provided in the Acquisition Agreement.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another Contract or Trustee.

CONTRACT: A Group Variable Annuity Contract issued by UNUM/America to the Contractholder.

CONTRACTHOLDER: The party named as the Contractholder on the group annuity Contract issued by UNUM/America. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.

FUNDS: The underlying funds in which the Sub-Accounts invest. Funds are investment vehicles which offer their shares only to insurance companies' separate accounts and other qualifying investors.

GENERAL ACCOUNT: All assets of UNUM/America other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable contingent deferred sales charge and Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which UNUM/America guarantees the amount of each payment for as long as the annuity is payable.

GUARANTEED INTEREST DIVISION: The Division maintained by UNUM/America for the Contracts and other contracts for which UNUM/America guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of the General Account.

LINCOLN LIFE: The Lincoln National Life Insurance Company.

LINCOLN-NY: Lincoln Life & Annuity Company of New York, a New York domestic life insurance company established by Lincoln Life as a subsidiary.

LNC: Lincoln National Corporation.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT: The amount paid when a withdrawal occurs.

NEW YORK CONTRACTS: Contracts originally issued in New York by UNUM Life Insurance Company and subsequently through UNUM/America.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by UNUM/America. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid under the terms of a Contract to a person. A Payout Annuity may be either a Guaranteed Annuity or a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

UNUM/AMERICA: UNUM Life Insurance Company of America, at its home office in Portland, Maine.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

VARIABLE INVESTMENT DIVISION: The Division which is maintained by UNUM/America for these Contracts and certain other UNUM/America Contracts for which UNUM/America does not guarantee the principal amount or investment results. The Variable Investment Division is the VA-I Separate Account which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the Variable Investment Division without regard to other income, gains or losses of UNUM/America. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

  UNUM/America is a life insurance company founded in Maine in 1966. UNUM/America is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation whose stock is traded on the New York Stock Exchange. The consolidated assets of UNUM Corporation as of December 31, 1996 were $15.5 billion.

                                  LINCOLN LIFE

  On October 1, 1996 (the "Closing Date"), UNUM/America completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life"), pursuant to an acquisition agreement with Lincoln Life (the "Acquisition Agreement"). Under the Acquisition Agreement, Lincoln Life assumed UNUM/America's obligations under the Contracts and Lincoln Life & Annuity Company of New York ("Lincoln-NY") assumed UNUM/America's obligations under Contracts originally issued in New York by UNUM Life Insurance Company (the "New York Contracts") (other than those obligations to Contractholders and/or Participants who neither consented nor were deemed to have consented to the assumption).

  Lincoln Life is a subsidiary of LNC, which is a publicly-owned company whose stock is traded on the New York Stock Exchange. LNC had consolidated assets of $71.7 billion as of December 31, 1996. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

                               CONTRACTS OFFERED

  The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. UNUM/America offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                           HOW CONTRIBUTIONS ARE MADE

  Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to UNUM/America and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract".

                               DIVISIONS OFFERED

  Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts".

                                  WITHDRAWALS

  During the Accumulation Period, a Participant may withdraw any part of their account balance subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan. With respect to Plans subject to Title I of the Employee Retirement Income Security Act of 1974

(ERISA), the Contractholder must authorize UNUM/America to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to UNUM/America that an eligible event under the Code has occurred. Withdrawal requests must be in writing and in a form acceptable to UNUM/America.

  Certain Plans are also subject to distribution requirements under Section 401(a)(9) of the Code including the incidental death benefit requirements of
Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Certain withdrawals are subject to a 10% Federal Excise Tax for premature distributions.

  Certain types of withdrawals are subject to a contingent deferred sales charge if taken within the first ten years of participation. See "Contract Provisions, Deductions and Charges."

  See "Federal Income Tax Considerations."

                                 DEATH BENEFITS

  The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."

                                PAYOUT ANNUITIES

  As permitted by the applicable Plan, a Participant or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. UNUM/America offers both Guaranteed and Variable Annuities. The range of annuity options available include life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."

                              FREE-LOOK PROVISION

  A Participant under a Section 403(b) or 408 Plan and certain Non-Qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify UNUM/America in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                   FEE TABLE

  The following table and examples, prescribed by the SEC, are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account. Contingent deferred sales charges ("CDSC") are deducted from a Participant's Account balance only if a total or partial withdrawal is made, and then only if one of the exceptions does not apply.

Contract Related Transaction Expenses/1//
  Sales Load Imposed on Purchases: 0%
  Maximum CDSC
  (as a percentage of the Gross Withdrawal Amount): 5%

           PARTICIPATION YEAR                                             CDSC
           ------------------                                             ----
              1-6                                                          5%
              7                                                            4%
              8                                                            3%
              9                                                            2%
              10                                                           1%
              11 and later                                                 0%

  Annual Administration Charge/2//             $ 25
Separate Account Annual Expenses
(as a percentage of average daily net assets)
  Mortality and Expense Risk Charge:           1.20%
  Other Charges:                               0.00%
  Total Separate Account
  Annual Expenses:                             1.20%

Fund Expenses/4//
as a percentage of average daily net assets)

                             G-
                      INDEX I/5// AMGR/5// G-II BAL  INT'L SOC RES/6// EQI/5// SMCAP
                      ----- ----- -------- ---- ---- ----- ----------- ------- -----
Management Fees:      0.245 0.61    0.64   1.00 1.00 1.05     0.71      0.51   0.75
Other Expenses:       0.055 0.08    0.10      0    0    0     0.13      0.07   0.04
Total Fund Expenses:  0.300 0.69    0.74   1.00 1.00 1.05     0.84      0.58   0.79

  Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period shown./3//

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                   G-
          INDEX  I/5//  AMGR/5//  G-II   BAL   INT'L  SOC RES/6// EQI/5// SMCAP
          ------ ------ -------- ------ ------ ------ ----------- ------- ------
1 Year     67.36  71.09   71.57   74.04  74.04  74.52    72.52     70.04   72.04
3 Years   103.88 115.21  116.65  124.12 124.12 125.55   119.53    112.03  118.09
5 Years   142.95 162.06  164.48  176.97 176.97 179.35   169.30    156.71  166.89
10 Years  196.94 238.25  243.43  269.89 269.89 274.89   253.69    226.77  248.57

  Example #2: Assuming annuitization of the Contract at the end of the period shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                   G-
          INDEX  I/5//  AMGR/5//  G-II   BAL   INT'L  SOC RES/6// EQI/5// SMCAP
          ------ ------ -------- ------ ------ ------ ----------- ------- ------
1 Year     15.64  19.57   20.07   22.68  22.68  23.18    21.07     18.46   20.57
3 Years    48.55  60.50   62.03   69.91  69.91  71.42    65.07     57.15   63.55
5 Years    83.75 103.97  106.53  119.76 119.76 122.28   111.64     98.31  109.09
10 Years  182.92 224.76  230.00  256.79 256.79 261.86   240.39    213.13  235.21

  Example #3: Assuming persistency of the Contracts through the periods shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                   G-
          INDEX  I/5//  AMGR/5//  G-II   BAL   INT'L  SOC RES/6// EQI/5// SMCAP
          ------ ------ -------- ------ ------ ------ ----------- ------- ------
1 Year     15.64  19.57   20.07   22.68  22.68  23.18    21.07     18.46   20.57
3 Years    48.55  60.50   62.03   69.91  69.91  71.42    65.07     57.15   63.55
5 Years    83.75 103.97  106.53  119.76 119.76 122.28   111.64     98.31  109.09
10 Years  182.92 224.76  230.00  256.79 256.79 261.86   240.39    213.13  235.21

  The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity I of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity I contracts issued through such UNUM/America accounts.

--------
/1//Premium taxes are not shown. UNUM/America deducts the amount of premium tax-es, if any, when paid. Loans taken by a Participant with respect to the Par-ticipant's Account balance in the Guaranteed Interest Division may be sub-ject to a charge for establishing the loan.

/2//The Employer has the option of paying the Annual Administration Charge on behalf of the Participants under a Contract. In such a situation, the pro-jected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administration Charge may be reduced or eliminated. See "Deductions & Charges--Annual Administration Charge."

/3//The Contracts are designed for retirement planning. Withdrawals prior to re-tirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws. Withdrawals may also be subject to federal income tax and a 10% Federal tax penalty.

/4//Until complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund: Money Market Portfolio ("VIPF Money Market portfolio"). Management fees for this fund are 0.21%. Other expenses are 0.09%. Total Fund Expenses are 0.30%. See "Initial Contributions."

/5//A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrange-ments with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent ex-penses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio, and 0.73% for Asset Manager Portfolio.

/6//The figures above are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% ex-pected to be incurred in 1997. "Management Fees" includes a performance ad-justment, which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflects an indirect fee of 0.03%. Net fund operating expenses after reductions for fees paid indi-rectly (again, restated) would be 0.81%.

    The fee table and examples reflect expenses and charges of the Sub-Accounts and the expenses of the applicable Fund for the year ended December 31, 1996. HOWEVER, THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND CHARGES OF THE SUB-ACCOUNTS OR THE FUNDS. SIMILARLY, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

    From time-to-time the Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

    The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite

Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

  The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account, (ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in the term "charges" for purposes of this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

  The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Accounts may also present total return information over specified periods of time (computed on an average annual or cumulative basis) either assuming that no CDSC will be deducted or assuming that no CDSC or administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

  From time to time, in advertisements or in reports to Contractholders, UNUM/America may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend UNUM/America or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

  Also, from time to time, the rating of UNUM/America as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F.

  In addition, the claims-paying ability of UNUM/America as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC.

  From time to time UNUM/America may refer to Moody's Investors Service rating of UNUM/America. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C.

                        CONDENSED FINANCIAL INFORMATION

  The financial data included below should be read in conjunction with the financial statements and the related data included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

SUB-ACCOUNT               1989    1990     1991     1992     1993     1994     1995     1996
-----------              ------- ------- -------- -------- -------- -------- -------- --------
Index Account
 December 12
  Commencement           $9.9060
 Beginning of Period             $9.9629 $ 9.4953 $12.1814 $12.8906 $13.9245 $13.8792 $18.7565
 End of Period           $9.9629 $9.4953 $12.1814 $12.8906 $13.9245 $13.8792 $18.7565 $22.7054
Growth I Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $12.1759 $13.1505 $15.5094 $15.3208 $20.4909
 End of Period                           $12.1759 $13.1505 $15.5094 $15.3208 $20.4909 $23.2198
Growth II Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $11.5975 $11.3049 $12.3212 $12.0313 $15.5840
 End of Period                           $11.5975 $11.3049 $12.3212 $12.0313 $15.5840 $14.7133
Asset Manager Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $10.7598 $11.8933 $14.2241 $13.1979 $15.2510
 End of Period                           $10.7598 $11.8933 $14.2241 $13.1979 $15.2510 $17.2668
Balanced Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $12.4515 $11.5582 $12.2957 $12.2225 $14.6286
 End of Period                           $12.4515 $11.5582 $12.2957 $12.2225 $14.6286 $16.2128
International Stock
 Account
 May 1 Commencement                                                 $  10.00
 Beginning of Period                                                         $ 9.8622 $10.8333
 End of Period                                                      $ 9.8622 $10.8333 $12.2756
Socially Responsible
 Account
 May 1 Commencement                                                 $  10.00
 Beginning of Period                                                         $ 9.9692 $12.7827
 End of Period                                                      $ 9.9692 $12.7827 $14.2222
Equity-Income Account
 May 1 Commencement                                                 $  10.00
 Beginning of Period                                                         $10.4780 $13.9856
 End of Period                                                      $10.4780 $13.9856 $15.7898
Small Cap Account
 May 1 Commencement                                                 $  10.00
 Beginning of Period                                                         $10.3818 $13.2713
 End of Period                                                      $10.3818 $13.2713 $15.2861
Pending Allocation
 Account
 October 15 Commencement                                            $  10.00
 Beginning of Period                                                         $10.1054 $10.6938
 End of Period                                                      $10.1054 $10.6938 $11.2772

           NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

                       1989  1990   1991    1992     1993      1994      1995      1996
                       ---- ------ ------- ------- --------- --------- --------- ---------
Index Account            0  72,405 296,075 836,187 1,526,878 1,929,447 2,395,545 3,057,792
Growth I Account                     5,166 317,275 1,340,146 3,071,862 4,459,417 5,843,047
Growth II Account                   53,904 566,562 1,242,216 1,733,360 2,191,475 2,541,938
Asset Manager Account               36,645 462,405 2,232,731 4,369,937 4,882,920 5,447,414
Balanced Account                    13,453 282,439   673,424 1,041,814 1,294,883 1,545,581
Socially Responsible
 Account                                                        26,073   133,871   328,168
Equity-Income Account                                          320,659 1,529,172 2,997,007
International Stock
 Account                                                       354,936   803,485 1,588,914
Small Cap Account                                              400,376 1,461,575 3,032,803
Pending Allocation
 Account                                                        11,980    21,372    35,465

  Number of Fund Shares held by each of the corresponding Sub-Accounts as of December 31st of each year

                              1989  1990   1991    1992     1993      1994      1995      1996
                              ---- ------ ------- ------- --------- --------- --------- ---------
Dreyfus Stock Index Fund        0  58,271 241,984 703,885 1,611,415 2,070,026 2,613,187 3,424,850
Fidelity's Variable
 Insurance Products
 Fund:
 Growth Portfolio               0       0   3,399 211,238   900,965 2,170,399 3,130,382 4,358,634
American Century
 Variable Portfolios,
 Inc.:
 VP Capital Appreciation        0       0  72,384 756,506 1,642,987 2,264,937 2,832,766 3,653,828
Fidelity's Variable
 Insurance Products Fund II:
 Asset Manager's
 Portfolio                      0       0  31,429 412,427 2,060,497 4,183,403 4,717,794 5,557,982
American Century
 Variable Portfolios,
 Inc.:
 VP Balanced                    0       0  27,075 568,960 1,364,740 2,137,066 2,691,551 3,324,693
Calvert Responsibly
 Invested Balanced
 Portfolio                      0       0       0       0         0   180,421 1,005,155 2,631,922
Fidelity's Variable
 Insurance Products
 Fund:
 Equity-Income Portfolio        0       0       0       0         0   218,939 1,110,190 2,251,100
T. Rowe Price
 International Stock
 Portfolio                      0       0       0       0         0   343,942   773,288 1,543,703
Dreyfus Variable
 Investment Fund:
 Small Cap Portfolio            0       0       0       0         0   113,847   420,623   890,516
Fidelity's Variable
 Insurance Products
 Fund:
 Money Market Portfolio         0       0       0       0         0   121,067   228,610   399,944

                              FINANCIAL STATEMENTS

  The financial statements of the Variable Investment Division and of UNUM/America may be found in the Statement of Additional Information.

                          UNUM/AMERICA, LINCOLN LIFE,
                 THE VARIABLE INVESTMENT DIVISION AND THE FUNDS

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

  UNUM/America is a life insurance company originally chartered under Maine law in 1966 as Unionmutual Stock Life Insurance Company of America. On November 18, 1986, its name was changed to UNUM Life Insurance Company of America. On December 31, 1991, it was merged with UNUM Life Insurance Company and UNUM Pension and Insurance Company, with the surviving company being UNUM Life Insurance Company of America ("UNUM/America"). UNUM/America's principal executive offices are located at 2211 Congress Street, Portland, Maine 04122. UNUM/America's telephone number is (207)770-2211. UNUM/America provides a broad line of disability, health and life insurance products, in addition to group retirement products. UNUM/America is currently licensed to issue variable contracts in 47 states and the District of Columbia. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are provided by The Lincoln National Life Insurance Company. See "Deductions and Charges--Annual Administration Charge."

  UNUM/America is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation. UNUM Corporation was organized under Delaware law on January 11, 1985. UNUM Corporation is a publicly-owned company whose stock is traded on the New York Stock Exchange. UNUM Corporation has consolidated assets of $15.5 billion as of December 31, 1996.

     ACQUISITION AGREEMENT WITH THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

  On October 1, 1996 (the "Closing Date"), UNUM/America completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life"), pursuant to an acquisition agreement with Lincoln Life (the "Acquisition Agreement"). Under the Acquisition

Agreement, Lincoln Life assumed UNUM/America's obligations under the Contracts and Lincoln Life & Annuity Company of New York ("Lincoln-NY") assumed UNUM/America's obligations under the New York Contracts (other than those obligations to Contractholders and/or Participants who neither consented nor were deemed to have consented to the assumption).

  Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Virgin Islands.

  Lincoln-NY is a life insurance company chartered under New York law on June 6, 1996. Lincoln-NY is licensed to sell variable contracts in New York. Lincoln-NY is a subsidiary of Lincoln Life.

  Lincoln Life is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Indiana 46801. The principal office of LNC is located at 200 East Berry Street, Fort Wayne, Indiana 46802. Through subsidiaries, LNC engages primarily in the issuance of life insurance and annuities, property-casualty insurance, and other financial services.

  UNUM/America and Lincoln Life have notified or will notify Contractholders and/or Participants regarding the assumption of their Contracts (other than New York Contracts) by Lincoln Life or, in the case of the New York Contracts, by Lincoln-NY. In some states the Contractholder will be deemed to have consented to the assumption if it does not opt out within a certain time period. In other states affirmative consent will be sought. If the Contractholder opts out of the assumption (or refuses to consent where affirmative consent is required), UNUM/America will remain as the insurer of the Contract and Participants under that Contract will not be given the opportunity to have their certificates assumed by Lincoln Life. Whether or not a Contract is assumed by Lincoln Life, it will be administered by Lincoln Life. If the Contractholder consents to the assumption or is deemed to have consented to the assumption, as applicable, UNUM/America and Lincoln Life will notify each Participant under the Contract regarding the assumption and provide each Participant an opportunity to opt out. (If required, affirmative Participant consent will be sought.) If, under a Contract some Participants opt out and some do not, the Contract will be bifurcated--one Contract will have UNUM/America as the insurer and the other will have Lincoln Life as the insurer (or, for the New York Contracts, Lincoln-
NY). Both Contracts, however, will be administered by Lincoln Life. As noted above, the notification process is subject to regulatory requirements which vary from state to state. Thus the notification procedures employed by UNUM/America and Lincoln Life may vary from those described above. In any event, Contractholders and/or Participants will receive all notifications and be given all consent and opt out rights required by law.

  Assuming that an assumption is approved under the above procedures, the effect of the assumption is to substitute Lincoln Life for UNUM/America as the insurer. (For the New York Contracts, Lincoln-NY will be the insurer.) In addition, a Participant's Account balance in the Variable Investment Division will be transferred to a Lincoln Life or Lincoln-NY separate account as of the effective date of the assumption of the obligations to the Participant under the Contract by Lincoln Life or Lincoln-NY. The assumption will result in the substitution of Lincoln Life or Lincoln-NY for UNUM/America as the insurer under the Contracts (thus, Lincoln Life or Lincoln-NY will back the guarantees of the Guaranteed Interest Division), and the transfer of Account balances to the Lincoln Life or Lincoln-NY separate account. Otherwise, the rights of Contractholders and Participants under the Contracts will not change solely as a result of the assumption. There will be no adverse tax consequences to Contractholders or Participants as a result of the transfer. See "Federal Income Tax Considerations."

  UNUM/America and Lincoln Life currently expect that UNUM/America will continue to offer the Contracts after the Closing Date in those states where Lincoln Life has not yet received all the approvals necessary to sell its own group annuity Contracts. While such Contracts would be issued by UNUM/America, Contractholders and/or Participants will be required to agree, at the time such Contracts are issued, to an automatic transfer of such Contracts to Lincoln Life at such time as Lincoln Life receives the necessary approvals to sell its own Contracts. UNUM/America anticipates that it will continue to sell Contracts on this basis for no more than eighteen months after the Closing Date.

  In the event that, after the Closing Date, UNUM/America offers Contracts that will be automatically assumed by Lincoln Life, Contractholders and Participants will receive, at the time the Contract is offered or sold to them, a prospectus or other disclosures pertaining to Lincoln Life. It is currently anticipated that the Lincoln Life and Lincoln-NY separate accounts will continue to invest in the underlying Funds that are currently available through the Sub-Accounts of UNUM/America's Variable Investment Division, but there can be no assurance that such Funds will always be made available through the Lincoln Life and Lincoln-NY separate accounts.

                          LNC EQUITY SALES CORPORATION

  LNC Equity Sales Corporation ("LNC Equity"), a registered broker-dealer, is the principal underwriter of the Contracts. As such, LNC Equity will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LNC Equity has also entered into sales agreements with independent broker-dealers for the sale of the Contracts. LNC Equity may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LNC Equity's principal business office is at 3811 Illinois Road, Suite 205 , Fort Wayne, Indiana 46804.

                        THE VARIABLE INVESTMENT DIVISION

  On December 31, 1991, pursuant to the merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM/America, the Variable Investment Division was transferred intact to UNUM/America. Prior to that, on July 8, 1988, the Board of Directors of UNUM Life Insurance Company authorized the establishment of the Variable Investment Division called the TSAVA Separate Account in accordance with the Maine Insurance Code. On February 7, 1991, the Board of Directors of UNUM Life Insurance Company expanded the scope of the Variable Investment Division and changed its name to the VA-I Separate Account. Under Maine law, the funds in the Variable Investment Division are owned by UNUM/America and UNUM/America is not, nor can UNUM/America be, a trustee with respect to those funds. The Variable Investment Division is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or UNUM/America by the SEC.

  The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.

  The income, gains and losses, realized or unrealized, from assets allocated to the Variable Investment Division are credited to or charged against the Variable Investment Division, without regard to other income, gains or losses in UNUM/America's general account or any other separate account. The Contract provides that the assets of the Variable Investment Division may not be charged with liabilities arising out of any other business of UNUM/America. UNUM/America may accumulate in the Variable Investment Division proceeds from charges under the Contract and other amounts in excess of the Variable Investment Division assets representing Contract reserves and liabilities. UNUM/America is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are UNUM/America's. As noted previously, however, UNUM/America has entered into an agreement providing for the assumption of UNUM/America's obligations under the Contracts by Lincoln Life. See "Acquisition Agreement With The Lincoln National Life Insurance Company."

                                   THE FUNDS

  The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts.

  Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. There is no assurance that any Fund will achieve its stated objective. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the Fund prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies. For a disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

  On the effective date of a Participant's transfer to Lincoln Life, the Participant's Account balance in the Variable Investment Division will be transferred to a Lincoln Life separate account. For Participants under the New York Contracts, the Account balances will be transferred to a Lincoln-NY separate account. UNUM/America and Lincoln Life intend that the Lincoln Life separate account and the Lincoln-NY separate account will each have nine Sub-Accounts which will invest in the same nine Funds currently offered by UNUM/America's Variable Investment Division. Any deletion of Funds or substitution of different Funds would require regulatory approval. Additional Funds may nevertheless be added or deleted in the future.

                            DREYFUS STOCK INDEX FUND

  Dreyfus Stock Index Fund is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

 CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO OF ACACIA CAPITAL CORPORATION

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO: The Calvert Responsibly Invested Balanced Portfolio seeks total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and growth opportunity and which satisfy the social concern criteria established for the Portfolio. Shares of the Portfolio are offered only to insurance companies for allocation to certain of their variable accounts.

  The Calvert Asset Management Company, Inc., located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 serves as the Portfolio's investment advisor.

          THE SMALL CAP PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND

  Dreyfus Variable Investment Fund is an open-end, diversified management investment company.

THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase, both domestic and foreign , which the Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

  FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO, GROWTH
                     PORTFOLIO, AND MONEY MARKET PORTFOLIO

EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by normally investing at least 65% of its total assets in income-producing common or preferred stock and the remainder in debt securities.

GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending UNUM/America's receipt of a complete order, please see the "Initial Contributions" section.

  Fidelity Management & Research Company ("FMR") is the manager of the Equity-Income Portfolio, the Growth Portfolio and the Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

    FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO

ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR or its affiliate may compensate Lincoln Life or its affiliate for administrative, distribution, or other services. Such compensation would be based on assets of the Fidelity Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

      VP CAPITAL APPRECIATION AND VP BALANCED OF AMERICAN CENTURY VARIABLE
                                PORTFOLIOS, INC.

VP CAPITAL APPRECIATION: The Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

VP BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.

  American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. (formerly Investors Research Corporation), which also manages the American Century family of mutual funds. American Century Investment Management, Inc. has its principal place of business at 4500 Main Street, Kansas City, Missouri 64111.

  Lincoln Life or its affiliate may perform certain administrative or other services that would otherwise be performed by American Century Services Corporation, and American Century Investment Management, Inc. may pay Lincoln Life or its affiliate for such services. Such compensation would be based on assets of the American Century Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

   INTERNATIONAL STOCK PORTFOLIO OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

INTERNATIONAL STOCK PORTFOLIO: The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

  The Series is managed by Rowe Price-Fleming International, Inc., one of America's largest international no load mutual fund managers with approximately $25 billion under management as of December 31, 1996, from its offices in Baltimore, London, Tokyo, Hong Kong and Singapore.

                              CONTRACT PROVISIONS

                                    GENERAL

  UNUM/America has designed these Contracts for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with UNUM/America by filling out an application and returning it to UNUM/America. Upon UNUM/America's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, UNUM/America will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                        CONTRIBUTIONS UNDER THE CONTRACT

  Generally, under the Contracts, Contributions are forwarded by the Contractholders to UNUM/America for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions. Lincoln Life will administer the Contracts after the Closing Date. Contractholders will be notified of any change in procedures.

  Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of UNUM/America's General Account and are guaranteed a minimum rate of interest.

  UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. UNUM/America assumes the risk of investment gain or loss on contributions to the Guaranteed Interest Division. See "Guaranteed Interest Division." Contributions to the Variable Investment Division are credited with a rate of return dependent upon the investment experience of the Sub-Accounts in which the Contributions are invested.

  Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other Contracts and qualified rollover Contributions will be accepted.

  Section 830.205 of the Texas Education Code provides that Employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. UNUM/America will return Employer Contributions to the Contractholder for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP Participants may only direct Employer and state Contributions to the Guaranteed Interest Division.

  Contributions must be in United States funds unless UNUM/America agrees in writing to accept other currencies. Any non-US funds will be converted to U.S. funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, UNUM/America will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse UNUM/America for any losses or expenses resulting from the invalid Contribution.

                             INITIAL CONTRIBUTIONS

  The initial Contribution for a Participant will be credited to the Participant's Account no later than two Business Days after it is received by UNUM/America if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If UNUM/America does not receive a complete enrollment form, UNUM/America will notify the Contractholder or the Participant that UNUM/America does not have the necessary information to process the Contribution. If the necessary information is not provided to UNUM/America within five (5) Business Days after UNUM/America first receives the initial Contribution, UNUM/America will return the initial Contribution less any withdrawal(s) by the Participant or by the Contractholder, unless the Participant or the Contractholder specifically consents to UNUM/America retaining the Contribution until the enrollment form is made complete.

  Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if UNUM/America receives Contributions which are not accompanied by a properly completed Enrollment Form, UNUM/America will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two business days of receipt of a properly completed Enrollment Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the

Participant may notify UNUM/America of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products Fund: Money Market Portfolio and is not available as an investment option under the group annuity Contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's Contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          ALLOCATION OF CONTRIBUTIONS

  A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. A participant whose Employer offers two or more UNUM/America Contracts for the same type of Qualified or Non-Qualified Plans may allocate Contributions to a maximum of ten Sub-Accounts and the Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying UNUM/America in writing or by telephone in accordance with procedures published by UNUM/America. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When UNUM/America receives a notice in writing, the form must be acceptable to UNUM/America. Upon receipt by UNUM/America, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of employer contributions may be restricted by the applicable plan.

                            SUBSEQUENT CONTRIBUTIONS

  The Contractholder will forward Contributions to UNUM/America specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by UNUM/America. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          INVESTMENT OF CONTRIBUTIONS

  Contributions are invested as of the date of receipt at UNUM/America, provided that they are received on a Business Day and allocation information is provided in a form acceptable to UNUM/America in accordance with procedures established by UNUM/America. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A Participant's interest in the Variable Investment Division during the Accumulation Period is the value of the Participant's Accumulation Units in the Variable Investment Division. Upon payment of a Contribution, the number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                    DETERMINATION OF ACCUMULATION UNIT VALUE

  UNUM/America determines the Accumulation Unit Value of each Sub-Account on each Valuation Date. The Accumulation Unit Values for all Sub-Accounts other than the Index Account were initially set at ten dollars ($10). The Accumulation Unit Value was initially set at $9.9060 for the Index Account. Subsequent Accumulation Unit Values are determined by multiplying the Net Investment Factor for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

  UNUM/America uses a Net Investment Factor to measure the daily fluctuations in value of a Sub-Account. The Net Investment Factor for any Valuation Period is determined as follows:

    (a) The net asset value per share of the underlying Fund as of the end of a Valuation Period is added to the amount per share of any dividends or capital gain distributions paid by the Fund during that Valuation Period;

    (b) The amount in (a) above is then divided by the net asset value per share of the underlying Fund as of the end of the immediately preceding Valuation Period;

    (c) The result of (a) divided by (b) is then multiplied by one minus the annual mortality and expense risk charge to the n/365th power where n equals the number of calendar days since the immediately preceding Valua-tion Date.

  The above calculation will be adjusted by the amount per share of any taxes which are incurred by UNUM/America because of the existence of the Variable Investment Division.

  The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period and subject to the terms of the Plan, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. UNUM/America does not require that any minimum amount be transferred. To effect a transfer, UNUM/America must receive a written transfer request in a form acceptable to UNUM/America.

  Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following UNUM/America's receipt of the written transfer request.

             TELEPHONE TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  UNUM/America may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, UNUM/America will require a Participant to provide certain identifying information before UNUM/America will act upon their instructions. UNUM/America may also assign the Participant a Personal Identification Number
(PIN) to serve as identification. UNUM/America will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the UNUM/America Home Office before 4:00 P.M. ET. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify UNUM/America within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  During the Accumulation Period and subject to the terms of the Plan, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) CDSC; (2) Annual Administration Charge (imposed on Total Withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities: General."

  All withdrawal requests must indicate the amount to be withdrawn and be submitted in a form acceptable to UNUM/America. If the request does not specify the Sub-Accounts and/or the Divisions from which the withdrawal is to be made, the withdrawal will be made pro rata based on balances in the Sub-Accounts and the Guaranteed Interest Division. UNUM/America does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not available.

  Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, UNUM/America uses the Accumulation Unit Value next computed after UNUM/America's receipt of the written withdrawal request.

  Payment of all Variable Investment Division withdrawal amounts will be made, within the time period allowed under current Federal law but in no case later than seven days, after receipt by UNUM/America of the withdrawal request in a form acceptable to UNUM/America. See "Market Emergencies."

                               TOTAL WITHDRAWALS

  A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested plus any CDSC results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire account balance.

  Any Active Life Certificate must be surrendered to UNUM/America when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

  A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              PARTIAL WITHDRAWALS

  A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                          SYSTEMATIC WITHDRAWAL OPTION

  Participants who are at least age 59 1/2, are separated from service from their employer or are disabled and certain spousal beneficiaries and alternate payees who are former spouses may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period or a flat dollar amount withdrawn on a periodic basis. Payments are made only from the Guaranteed Interest Account. A Participant must have a vested pre-tax account balance of at least $10,000 in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from UNUM/America.

                          MAXIMUM CONSERVATION OPTION

  Under certain Contracts participants who are at least age 70 1/2 may request that UNUM/America calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408(a) or 457(d) of the Code. The Participant must complete forms as required by UNUM/America in order to elect this option. UNUM/America will base its calculation solely on the Participant's Account Value with UNUM/America. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-UNUM/America Contract.

                            WITHDRAWAL RESTRICTIONS

  Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died; (2) become disabled; (3) attained age 59 1/2; (4) separated from service; or (5) incurred a hardship. Amounts accumulated in one Section 403(b)(1) Contract may be transferred to another Section 403(b)(1) Contract or
Section 403(b)(7) custodial account without a penalty under the Code. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

  Withdrawal requests for a Participant under Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

  As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A Participant in an ORP Contract is required to obtain a certificate of termination from the Participant's Employer before a withdrawal request can be granted.

  For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-457 Plans, the Participant must certify to UNUM/ America that one of the events listed in the Code has occurred (and provide supporting information, if requested) and that UNUM/America may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

  In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

  Early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                 DEATH BENEFITS

  The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, UNUM/America will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

    (1) The Net Contributions, or

    (2) The Participant's Account balance less any outstanding loan (includ-ing principal and due and accrued interest), as of the date of notifica-tion.

  If UNUM/America is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in paragraph (2).

  A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum, (2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

  UNUM/America will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election will be made within the time period prescribed by Federal law but in no case later than seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities. See "Annuity Period." If no election is made within sixty days following UNUM/America's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment will be made within the time period prescribed by Federal law but in no case later than seven days after such calculation date).

  Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to UNUM/America.

  Notwithstanding the above, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

  If the Beneficiary is the surviving spouse of the deceased Participant, distributions are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

  If there is no living named Beneficiary on file with UNUM/America at the time of a Participant's death and unless the Plan directs otherwise, UNUM/America will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by UNUM/America no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by UNUM/America, and the lump sum Death Benefit will be paid within the time period prescribed by Federal law but in no case later than seven days of that date.

                             DEDUCTIONS AND CHARGES

                CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION

MORTALITY AND EXPENSE RISK CHARGES

  Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate UNUM/America for risks assumed in connection with the Contracts.

  UNUM/America deducts from the net assets of the Variable Investment Division a daily charge of 1.20% on an annual basis.

  This charge is assessed both during the Accumulation Period and the Annuity Period although, during the Annuity Period, UNUM/America will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate UNUM/America for certain Mortality and Expense Risks UNUM/America assumes in operating the Variable Investment Division and for providing services to the Participant. The total charge may not be altered.

  The Expense Risk is the risk that UNUM/America's actual expenses in issuing and administering the Contract will be more than UNUM/America estimated. The Mortality Risk borne by UNUM/America arises from the chance that UNUM/America's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, UNUM/America bears the Mortality Risk that it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.

                         CHARGES AGAINST THE CONTRACTS

  The charges that UNUM/America assesses in connection with the Contracts are described below.

ANNUAL ADMINISTRATION CHARGE

  UNUM/America provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, UNUM/America provides Participants with Account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested Account balances and rollover or transferred monies.

  In consideration for these administrative services, UNUM/America currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn on any date other than the last Business Day of the month in which the Participation Anniversary occurs.

  The Annual Administration Charge may be reduced or waived for those Participants who are participating under another UNUM/America Contract which imposes an Annual Administration Charge or where UNUM/America's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the

Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

  Under certain Contracts, the Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under Contracts not offering this provision. For Contracts offering this provision, the Annual Administration Charge will be withdrawn as described in this section.

  Since the Closing Date, Lincoln Life has administered the Contracts on behalf of UNUM/America pursuant to an administrative services agreement. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

PREMIUM TAXES

  Certain states require that a premium tax be paid on contributions to a variable annuity Contract. Others assess a premium tax at the time of annuitization. UNUM/America will deduct any applicable premium tax from the Participant's Account balance at the time required by state law.

CONTINGENT DEFERRED SALES CHARGE

  UNUM/America does not impose a sales charge at the time a Contribution is made to a Participant's Account under the Contract. During the Accumulation Period and prior to the 11th Participation Year, UNUM/America charges a CDSC on all Withdrawals of a Participant's Account balance unless UNUM/America receives at the time of the withdrawal request reasonable proof necessary to verify that: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; or (d) the Participant has terminated employment with the Employer.

  The CDSC reimburses UNUM/America for part or all of its expenses related to distributing the Contracts. If the revenues generated by the CDSC are not sufficient to cover UNUM/America's actual costs of distribution, such costs will be paid from UNUM/America's General Account assets, which may include any ultimate profit derived from the mortality and expense risk charge.

  Amounts subject to a CDSC are charged in accordance with the following schedule:

           DURING PARTICIPATION YEAR   CDSC
           -------------------------   ----
             1-6                        5%
             7                          4%
             8                          3%
             9                          2%
             10                         1%
             11 and later               0%

  Under certain Contracts, the Contractholder may choose to require that the Participant be age 55 or older and have terminated employment in order to be entitled to a withdrawal without a CDSC. Contracts containing this additional restriction may receive a higher declared interest rate in the Guaranteed Interest Division than the Contracts not containing this restriction. A Contractholder has the option of adding financial hardship as an event entitling the Participant to a withdrawal from the Contract without the imposition of a CDSC. A Contractholder can also choose a provision under the Contract permitting Participants to make a withdrawal, once in each calendar year, of up to 20% of their Account balance without the imposition of a CDSC. Contractholders choosing these additional benefits may receive a lower declared interest rate under the Guaranteed Interest Division of their Contract than under Contracts not offering these benefits.

  The CDSC on any withdrawal may be reduced or eliminated but only to the extent that UNUM/America anticipates that it will incur lower sales expenses or perform fewer sales services due to economies arising from (a) the size of the particular group, (b) an existing relationship with the Contractholder or Employer, (c) the utilization of mass enrollment procedures, or (d) the performance of sales functions by the Contractholder or an Employer which UNUM/America would otherwise be required to perform.

  The CDSC is imposed on the Gross Withdrawal Amount. A Participant may request to receive a specific Net Withdrawal Amount. If the Participant requests a specific Net Withdrawal Amount, the CDSC will be imposed on a Gross Withdrawal Amount, which after deducting the CDSC, gives the Participant the Net Withdrawal Amount requested. The following example illustrates the formula:

  Participant requests a Net Withdrawal Amount of $100 in their tenth Participation Year. UNUM/America will impose the 1% CDSC on a Gross Withdrawal Amount of $101.01 and the Participant will receive $100. This is the standard procedure for withdrawals.

  The CDSC will be deducted from the Divisions and Sub-Accounts in proportion to amounts withdrawn therefrom. Death Benefit payments and amounts converted to an annuity are not subject to a CDSC. In no event will the CDSC, when added to any CDSC previously imposed due to a Participant withdrawal, exceed 8.5% of the cumulative Contributions to a Participant's Account.

                                 MISCELLANEOUS

  The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.

                                 ANNUITY PERIOD

                           PAYOUT ANNUITIES: GENERAL

  To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from the Guaranteed Interest Division remain constant throughout the annuity period. Annuity payments from the Variable Investment Division fluctuate depending upon the investment experience of the applicable Sub-Accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for further information.

  The Annuity Commencement Date marks the date on which the first annuity payment is made to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a satisfactory form, and received at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either the annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.

  The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. For a Guaranteed Annuity, the Annuity Commencement Date is typically one month after the Annuity Payment Calculation Date; subsequent payments are at one month intervals from the Annuity Commencement Date. For a Variable Annuity, the Annuity Commencement Date is 10 Business Days after the initial Annuity Payment Calculation Date; subsequent monthly payments have Annuity Payment Calculation Dates which are 10 business days prior. The 10 Business Days are necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their monthly due dates.

  If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first scheduled payment is less than $20, the annuity may be cancelled and the Participant or Beneficiary required to accept payment of the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS

  The amount of each annuity payment will depend upon the Annuity Conversion Amount, the annuity option, the age of the Participant(s) on the initial Annuity Payment Calculation Date, and the length of time from the initial Annuity Payment Calculation Date to the Annuity Commencement Date. Unless otherwise notified, the Participant's Account balance in the Guaranteed Interest Division will be applied toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.

  The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor.

  The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the Sub-Account(s) and the interest rate option selected by the Participant. The payment amounts will not be affected by mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                             PAYOUT ANNUITY OPTIONS

  Participants are offered a range of annuity options including, but not limited to, the following:

SINGLE LIFE ANNUITY

  Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

  Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Single Life Annuity without a guaranteed payment period.

JOINT LIFE ANNUITIES

  Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.

NON-LIFE ANNUITIES

  Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum. Such lump sum payment will be treated as a Total Withdrawal during the Accumulation Period and may be subject to a CDSC. See, "Deductions and Charges" and "Federal Income Tax Considerations."

  Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

  In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion assumes that the Contracts will qualify as annuity Contracts for Federal income tax purposes. The description of the Federal income tax status of amounts received under the Contracts is not exhaustive and is not intended to cover all situations. Contractholders and Participants should seek advice from their tax advisers on a regular basis as to the application of Federal (and, where applicable, state and local) tax laws to amounts received by them or their Beneficiaries under the Contracts. All dollar amounts and percentages stated below are subject to change according to Federal law. With respect to the transfer of Contracts from UNUM/America to Lincoln Life or Lincoln-NY, there will be no adverse tax consequences to Contractholders or participants as a result of the transfer. For additional Federal Income Tax Considerations, please refer to the Statement of Additional Information.

                              NON-QUALIFIED PLANS

  Under a Non-Qualified Plan, an individual may make Contributions to the Contract which are neither tax-deductible or tax deferred. The earnings on the Contributions accumulate on a tax-deferred basis until withdrawn. Non-Qualified Plans investing in annuity Contracts are subject to the Federal taxation rules of Section 72 of the Code.

  The Code does not limit the Participant's contributions to a Section 72 plan. There are no Code restrictions on withdrawals or minimum age when the Participant must begin withdrawals.

  Section 401(a) Plans. Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income. Section 401(a) Plans are subject to, among other things, limitations on: maximum contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the employer.

  A Participant who makes a withdrawal from a Section 401(a) program must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other Section 401(a) programs under certain circumstances.

  Section 403(b) Plans. A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $9,500 of their income through salary agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

  A Participant who makes a withdrawal from their Section 403(b) program must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to a CDSC, if applicable. See "Deductions and Charges-- Contingent Deferred Sales Charges." In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 408 Plans (IRAS). Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse. The deduction for Contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. For a single person the $2,000 deduction is available when the taxpayers Adjusted Gross Income is $25,000 or less. For each $50 that the taxpayer's Adjusted Gross Income rises above $25,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $35,000 or greater, a tax deduction for an IRA is no longer available. For a married couple filing jointly, the threshold level is $40,000 rather than $25,000. For a married person filing separately, the threshold is $0.

  In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

  All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

  Eligible Section 457 Plans. Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and
Section 457 of the Code. Section 457 places limitations on the amount of Contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500 whichever is less. In the Participant's final year of employment the $7,500 limit is increased to $15,000.

  Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal.

  An employee electing to participate in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any Contract issued with respect to the Plan and that the Employer retains all rights under the Contract issued with respect to the Plan. Participants under Eligible Section 457 Plans should look to the terms of their Plan for any charges in regard to participation other than those disclosed in this Prospectus.

  Section 457(f) Plans. Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and Participants may contribute on a before-tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan. Section 457(f) does not place limitations on the amount of Contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

  Participants in 457(f) Plans may not receive a withdrawal or other distribution from their 457(f) Plans until a distributable event occurs. The Plan will define such events.

  An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any Contract issued with respect to the Plan and that the Employer retains all rights under the Contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

  Taxation of Annuities: General. In Qualified Plans such as 401(a), 403(b), 408 and Eligible 457 Plans, the Participant is not taxed on the value in their accounts until they receive payments from the account. In some situations, default or forgiveness of a loan will result in taxable income. Distributions from all these Plans are taxed under the rules of Sections 72 and 402 of the Code.

  Taxation Prior to the Annuity Commencement Date. Section 72 of the Code provides that a total or partial withdrawal prior to the Annuity Commencement Date will be taxable to the extent the amount of the income in the Participant's account exceeds the Participant's investment in the Participant's account. In general, distributions from a Participant's account under Sections 401(a), 403(b) and 408 Plans under which the Participant made after-tax contributions will be taxable according to a formula based on the ratio of the Participant's investment in the Contract to the total value of the Participant's Account balance as of the date of the distribution. Under an Eligible 457 Plan the Participant is taxed on the value when it is made available to the Participant. In a 457(f) Plan the Participant is taxed when their right to a distribution is no longer subject to a substantial risk of forfeiture.

  Penalty Tax for Premature Distributions. Sections 72(q) and 72(t) impose a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 59 1/2; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age
55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated Beneficiary. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

  Minimum Distributions. Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires.

                                 VOTING RIGHTS

  UNUM/America is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, UNUM/America is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

  In those years in which the Funds hold a shareholder meeting, UNUM/America will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

  During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

  UNUM/America will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. UNUM/America will vote those Fund shares attributable to the Contract for which UNUM/America receives no voting instructions in the same proportion as UNUM/America will vote shares for which UNUM/America has received instructions. UNUM/America will vote shares attributable to amounts UNUM/America may have in the Variable Investment Division in the same proportion as votes that UNUM/America receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that UNUM/America is permitted to vote shares of the Fund in UNUM/America's own right or to restrict Participant voting, UNUM/America may do so.

  Fund shares may be held by separate accounts of insurance companies unaffiliated with UNUM/America. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and Contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. UNUM/America does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.

                           OTHER CONTRACT PROVISIONS

                        RIGHTS RESERVED BY UNUM/AMERICA

  UNUM/America reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law, (1) to create additional Sub-Accounts in the Variable Investment Division,
(2) to combine or eliminate Sub-Accounts in the Variable Investment Division,
(3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration and subsequent re-registration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations, (9) to operate the Variable Investment Division in any form permitted by law, (10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

  The Contracts are not assignable without UNUM/America's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

  While UNUM/America may not suspend the right of redemption or delay payment from the Variable Investment Division for more than the time period allowed under Federal law but in no case longer than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                             CONTRACT DEACTIVATION

  Under certain Contracts, UNUM/America may deactivate a Contract by prohibiting new contributions and/or new Participants after the date of deactivation. UNUM/America will give the Contractholder and the Participants not less than 90 days notice of the date of deactivation.

                                FREE-LOOK PERIOD

  Participants under Sections 403(b), 408 and certain Non-Qualified Plans will receive an Active Life Certificate upon UNUM/America's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to UNUM/America that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

  If a Participant exercises the free-look right in accordance with the foregoing procedure, UNUM/America will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by UNUM/America.

                          GUARANTEED INTEREST DIVISION

                                    GENERAL

  Contributions to the Guaranteed Interest Division become part of UNUM/America's General Account. The General Account is subject to regulation and supervision by the Maine Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed. In reliance on certain exemptions, exclusions and rules, UNUM/America has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act.

  Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. UNUM/America has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.

  Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate according to contract minimums of at least 3.0%. UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. A Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

  The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, CDSC, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

  Amounts in the Guaranteed Interest Division are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Variable Investment Division with respect to Total or Partial Withdrawals. See "Deferral Periods."

                                     LOANS

  During a Participant's Accumulation Period, a Participant, whose Plan permits loans, may apply for a loan under the Contract by completing a loan application available from UNUM/America. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the Contract and will accrue interest at a rate which is below the loan interest rate as provided in the Contract. Under certain Contracts, a one-time fee of up to $50 may be charged to set up a loan. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and the Annuity Loan Agreement as well as from UNUM/America.

                                DEFERRAL PERIODS

  If a payment is to be made from the Guaranteed Interest Division, UNUM/America may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by UNUM/America. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   2
DETERMINATION OF ACCUMULATION UNIT VALUES..................................   2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS.................................   3
PERFORMANCE CALCULATIONS...................................................   4
TAX LAW CONSIDERATIONS.....................................................   9
DISTRIBUTION OF CONTRACTS..................................................  12
CUSTODIAN..................................................................  12
INDEPENDENT AUDITORS/ACCOUNTANTS...........................................  12
FINANCIAL STATEMENTS.......................................................  12
 Financial Statements of UNUM/America......................................
 Financial Statements of Variable Investment Division......................

                      STATEMENT OF ADDITIONAL INFORMATION


                              MAY 1, 1997
                            GROUP ANNUITY CONTRACTS
                  FUNDED THROUGH THE INVESTMENT DIVISIONS OF
                             VA-I SEPARATE ACCOUNT
                                      OF
                    UNUM LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE ANNUITY I
                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Definitions................................................................   2
Determination of Accumulation Unit Values..................................   2
Determination of Variable Annuity Payments.................................   3
Performance Calculations...................................................   4
Tax Law Considerations.....................................................   9
Distribution of Contracts..................................................  12
Custodian..................................................................  12
Independent Accountants....................................................  12
Financial Statements.......................................................  12



    Financial Statements of UNUM/America
    Financial Statements of Variable Investment Division





This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1997.


A copy of the prospectus to which this SAI relates is available at no charge by writing to P.O. Box 9740, Portland, Maine 04104 Attention: Tax Deferred Annuities; or by calling (800) 341-0441.

                                  DEFINITIONS

ANNUITANT: The person receiving annuity payments under the terms of this Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate. This date, as well as the date each subsequent annuity payment is made, will be the first day of a calendar month.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an Annuity.

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an Annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten
(10) business days prior to the first day of a calendar month.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE:  The Internal Revenue Code of 1986, as amended.

PAYOUT ANNUITY: A series of payments paid out under the terms of the Contract as either a Guaranteed Annuity or as a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees to accumulate funds for retirement.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

As described more fully in the prospectus, Contributions are allocated to the Divisions in accordance with directions from the Employer. A Participant who makes Contributions which are allocated to the Variable Investment Division is credited with Accumulation Units. The following examples illustrate the method by which UNUM/America determines the Net Investment Factor (NIF) for the current Valuation Period and the Accumulation Unit Value as of the end of the current Valuation Period.

Determination of NIF:
--------------------

(a) Assumed Fund net asset value as of the close of the New York Stock Exchange on June 1 = 10.45

(b) Assumed Fund net asset value as of the close of the New York Stock Exchange on June 2 = 10.56 (no capital gains or dividend distributions or deductions for taxes)

(c) The NIF for the current Valuation Period = (b) divided by (a) times (1-annual M & E) to the 1/365th power

(d)  1.010526 x .999966 = 1.0104916

Determination of Accumulation Unit Value:
----------------------------------------

The Accumulation Unit Value as of the end of the current Valuation Period is determined by multiplying the NIF for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

(a) Assumed Accumulation Unit Value as of the end of the immediately preceding Valuation Period = 11.125674.

(b)  Accumulation Unit Value as of the end of the current Valuation Period =
     11.125674 x 1.0104916 (NIF) = 11.2424.

The number of Accumulation Units which are credited to the Participant's Account for each Sub-Account on each Valuation Date equals the amount of Contributions allocated to the Sub-Account on each Valuation Date divided by the Accumulation Unit Value rounded to four decimal places. For example,

(a) Participant's assumed Contribution allocated to a Sub-Account on June 2 = $150.

(b)  Number of Accumulation Units credited to Participant = $150 divided by
     11.2424 = 13.3423.

                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on the investment experience of the selected Sub-Accounts.

The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, set back four (4) years, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial annuity Payment Calculation Date; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent Annuity Payment Calculation Dates.

The Annuity Unit Value for all Sub-Accounts for all interest rate options will initially be set at ten dollars ($10). Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

     Dividing the Accumulation Unit Value for the Sub-Account as of subsequent Annuity Payment Calculation Date (APCD) by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

     Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

     Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.


               Illustration of Calculation of Annuity Unit Value


1.    Annuity Unit Value as of immediately preceding
      Annuity Payment Calculation Date                      $11.0000
2.    Accumulation Unit Value as of Annuity Payment
      Calculation Date                                      $20.0000
3.    Accumulation Unit Value as of immediately preceding
      Annuity Payment Calculation Date                      $19.0000
4     Interest Rate                                             6.00%
5.    Interest Rate Factor (30 days)                          1.0048
6.    Annuity Unit Value as of Annuity Payment Calculation
      Date = 1 times 2 divided by 3 divided by 5            $11.5236

                        Illustration of Annuity Payments


1.   Annuity Conversion Amount as of Participant's
     initial Annuity Payment Calculation Date               $100,000.00
2.   Assumed Annuity Conversion Factor per $1 of
     Monthly Income for an individual age 65
     selecting a Single Life Annuity with Assumed
     Interest Rate of 6%                                    $    138.63
3.   Participant's initial Annuity Payment
       1 divided by 2                                       $    721.34
4.   Assumed Annuity Unit Value as of Participant's
     initial Annuity Payment Calculation Date               $   11.5236
5.   Number of Annuity Units = 3 divided by 4                   62.5968
6.   Assumed Annuity Unit Value as of Participant's
     second Annuity Payment Calculation  Date               $   11.9000
7.   Participant's second Annuity Payment = 5 times 6       $    744.90


                           PERFORMANCE CALCULATIONS

STANDARD TOTAL RETURN CALCULATION

The Variable Investment Division may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any CDSC and all other charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity I of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity I contracts issued through such UNUM/America accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the terms "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

     T = (ERV/C) 1/n - 1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

NON-STANDARDIZED CALCULATION OF TOTAL RETURN PERFORMANCE

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Variable Investment Division may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include any CDSC. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation assumes either (i) investment in the Contract continues beyond the Accumulation Period and/or
(ii) one or more of the conditions for Total or Partial Withdrawal without incurring a CDSC are met. The Variable Investment Division may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include either the CDSC or the Annual Administration Charge. The total return percentage under both of these non-standardized methods will be higher than that resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account CDSC, the Contract Annual Administration Charge and premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the Variable Investment Division may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Variable Investment Division for the specified period.

PERFORMANCE INFORMATION


The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1996. The performance information is based on historical performance of the underlying Funds adjusted for charges applicable to the Variable Annuity I Separate Account. This information does not indicate or represent future performance.

TOTAL RETURN

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

VA-I Sub-Accounts have inception dates as follows: Index Account - 12/12/89; Balanced Account, Asset Manager Account, Growth I Account and Growth II Account
- 5/1/91; and Equity-Income Account, Socially Responsible Account, International Stock Account, and Small Cap Account - 5/2/94. However, the respective underlying funds in which the Sub-Accounts invest had performance history prior to the Sub-Accounts' inception. Performance information covering those periods reflects a hypothetical return as if the funds were part of the VA-I Separate Account at that time, using the charges applicable to the Contracts.

Table 1A below assumes a hypothetical investment of $1,000 at the beginning of the period via the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/96. The rates thus reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. Table 1B shows the cumulative total return on the same basis.

TABLE 1A -- STANDARD AVERAGE ANNUAL TOTAL RETURN


                                                                                                                       LIFE
                                                                        1 YEAR     3 YEARS    5 YEARS      10 YEARS    OF ACCT
                                                       INCEPTION        ENDING     ENDING     ENDING       ENDING      ENDING
                                                       DATE             12/31/96   12/31/96   12/31/96     12/31/96    12/31/96
Fidelity VIP Fund II: Asset Manager                    09/06/89          7.52       4.82       8.75           N/A         9.77
(Asset Manager)
Calvert Responsibly Invested Balanced Portfolio        09/02/86          5.66       8.98       7.96          9.71         8.98
(Socially Responsible)
American Century VP Balanced                           05/01/91          5.25       7.76       4.30           N/A         7.86
(Balanced)
Fidelity VIP Fund Equity-Income                        10/09/86          7.22      14.79      15.32         12.31        11.99
(Equity-Income)
Dreyfus Stock Index Fund                               09/29/89         14.96      15.66      12.01           N/A        11.71
(Index)
Fidelity VIP Fund Growth                               10/09/86          7.61      12.42      12.57         13.70        13.36
(Growth I)
American Century VP Capital Appreciation               11/20/87        -10.34       4.25       3.76           N/A         9.25
(Growth II)
T. Rowe Price International Stock                      03/31/94          7.61        N/A        N/A           N/A         6.56
Portfolio (International Stock)
Dreyfus Small Cap                                      08/31/90          9.38      14.15      33.13           N/A        46.00
(Small Cap)


TABLE 1B -- CUMULATIVE TOTAL RETURN


                                                                                                            LIFE
                                                                YEAR TO     1 YEAR     3 YEARS    5 YEARS   10 YEARS    OF ACCT
                                         INCEPTION   QUARTER    DATE        ENDING     ENDING     ENDING    ENDING      ENDING
                                         DATE        12/31/96   12/31/96    12/31/96   12/31/96   12/31/96  12/31/96    12/31/96
Fidelity VIP Fund II: Asset Manager      09/06/89      0.43      7.52        7.52       15.18       52.11       N/A      97.90
(Asset Manager)
Calvert Responsibly Invested
Balanced Portfolio                       09/02/86     -1.90      5.66        5.66       29.42       46.67    152.58     143.30
(Socially Responsible)
American Century VP Balanced             05/01/91     -1.81      5.25        5.25       25.11       23.41       N/A      53.58
(Balanced)
Fidelity VIP Fund Equity-Income          10/09/86      0.97      7.22        7.22       51.27      103.95    219.14     218.56
(Equity-Income)
Dreyfus Stock Index Fund                 09/29/89      2.47     14.96       14.96       54.73       76.33       N/A     123.20
(Index)
Fidelity VIP Fund Growth                 10/09/86     -3.37      7.61        7.61       42.06       80.77    261.19     260.90
(Growth I)
American Century VP Capital              11/20/87    -13.75    -10.34      -10.34       13.31       20.25       N/A     124.16
Appreciation (Growth II)
T. Rowe Price International Stock        03/31/94     -0.89      7.61        7.61         N/A         N/A       N/A      19.15
Portfolio (International Stock)
Dreyfus Small Cap                        08/31/90     -2.95      9.38        9.38       48.74      318.20       N/A    1001.53
(Small Cap)

Table 2A below shows annual average total return on the same assumptions as Table 1A except that the value in the Sub-Account is not withdrawn at the end of the period or is withdrawn to affect an annuity. Table 2B shows the
cumulative total return on the same basis.   The rates of return shown below
reflect the mortality and expense risk charge and a pro rata portion of the Annual Administration Charge.

TABLE 2A -- AVERAGE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                       LIFE
                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS   OF ACCT
                                                INCEPTION     ENDING    ENDING    ENDING    ENDING     ENDING
                                                DATE          12/31/96  12/31/96  12/31/96  12/31/96   12/31/96
Fidelity VIP Fund II: Asset Manager             09/06/89      13.18      6.63      9.87       N/A      10.23
(Asset Manager)
Calvert Responsibly Invested                    09/02/86      11.22     10.86      9.07      9.71       8.98
Balanced Portfolio
(Socially Responsible)
American Century VP Balanced                    05/01/91      10.79      9.61      5.37       N/A       8.84
(Balanced)
Fidelity VIP Fund Equity-Income                 10/09/86      12.86     16.77     16.51     12.31      11.99
(Equity-Income)
Dreyfus Stock Index Fund                        09/29/89      21.01     17.66     13.17       N/A      12.18
(Index)
Fidelity VIP Fund Growth                        10/09/86      13.28     14.35     13.73     13.70      13.36
(Growth I)
American Century VP Capital Appreciation        11/20/87      -5.62      6.05      4.83       N/A       9.37
(Growth II)
T. Rowe Price International Stock               03/31/94      13.27       N/A       N/A       N/A       8.56
Portfolio (International Stock)
Dreyfus Small Cap                               08/31/90      15.14     16.12     34.50       N/A      46.95
(Small Cap)


TABLE 2B -- CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                                     LIFE
                                                                 YEAR TO    1 YEAR    3 YEARS   5 YEARS   10 YEARS   OF ACCT
                                       INCEPTION     QUARTER     DATE       ENDING    ENDING    ENDING    ENDING     ENDING
                                       DATE          12/31/96    12/31/96   12/31/96  12/31/96  12/31/96  12/31/96   12/31/96
Fidelity VIP Fund II: Asset Manager    09/06/89       5.72       13.18      13.18     21.24      60.12      N/A       104.02
(Asset Manager)
Calvert Responsibly Invested           09/02/86       3.27       11.22      11.22     36.23      54.39     152.58     143.30
Balanced Portfolio
(Socially Responsible)
American Century VP Balanced           05/01/91       3.36       10.79      10.79     31.70      29.91      N/A        61.67
(Balanced)
Fidelity VIP Fund Equity-Income        10/09/86       6.28       12.86      12.86     59.23     114.69     219.14     218.56
(Equity-Income)
Dreyfus Stock Index Fund               09/29/89       7.86       21.01      21.01     62.87      85.61       N/A      130.10
(Index)
Fidelity VIP Fund Growth               10/09/86       1.72       13.28      13.28     49.54      90.28     261.19     260.90
(Growth I)
American Century VP Capital            11/20/87      -9.21       -5.62      -5.62     19.27      26.58       N/A      126.43
Appreciation (Growth II)
T. Rowe Price International Stock      03/31/94       4.32       13.27      13.27      N/A        N/A        N/A       25.42
Portfolio (International Stock)
Dreyfus Small Cap                      08/31/90       2.16       15.14      15.14     56.57     340.21       N/A     1047.43
(Small Cap)

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

                           Financial Statement Index


Company Financial Statements                                         Page
----------------------------                                         ----

  Report of Independent Accountants                                  F-1


  Statements of Income for the Years Ended
  December 31, 1996, 1995, and 1994                                  F-2


  Balance Sheets as of December 31, 1996 and 1995                    F-3 to F-4


  Statements of Stockholders' Equity for the Years Ended
  December 31, 1996, 1995, and 1994                                  F-5


  Statements of Cash Flows for the Years Ended
  December 31, 1996, 1995, and 1994                                  F-6 to F-7


  Notes to Financial Statements                                      F-8 to F-35


  Separate Account Financial Statements                              Attached


UNUM Life Insurance Company of America


S T A T E M E N T S  O F  I N C O M E

                                                  Year Ended December 31,
                                            ----------------------------------
(Dollars in millions)                           1996          1995        1994
------------------------------------------------------------------------------
Revenues
Premiums                                    $2,293.3      $2,208.8    $1,943.0
Investment income                              638.5         657.5       641.1
Net realized investment gains                    5.9         184.7        39.5
Fees and other income                           90.4          33.4        29.4
------------------------------------------------------------------------------
 Total revenues                              3,028.1       3,084.4     2,653.0

Benefits and expenses
Benefits to policyholders                    1,803.9       1,931.1     1,712.8
Interest credited                              189.8         217.9       235.9
Operating expenses                             597.4         483.9       477.7
Commissions                                    229.2         230.9       230.8
Increase in deferred policy acquisition
 costs                                         (63.6)        (78.4)     (123.3)
Interest expense                                 0.6           5.5          --
------------------------------------------------------------------------------
 Total benefits and expenses                 2,757.3       2,790.9     2,533.9
------------------------------------------------------------------------------

Income before income taxes                     270.8         293.5       119.1

Income taxes
Current                                         92.1          65.8        11.2
Deferred                                       (13.8)          4.6         4.7
------------------------------------------------------------------------------
 Total income taxes                             78.3          70.4        15.9
------------------------------------------------------------------------------
Net income                                  $  192.5      $  223.1    $  103.2
==============================================================================

See notes to financial statements.

UNUM Life Insurance Company of America

B A L A N C E   S H E E T S
                                                             December 31,
                                                        ----------------------
(Dollars in millions)                                      1996        1995
------------------------------------------------------------------------------

Assets
Investments
 Fixed maturities available for sale-at fair value
     (amortized  cost: 1996-$4,822.0; 1995-$6,784.2)      $ 5,024.3  $ 7,204.1
 Equity securities available for sale-at fair value
     (cost: 1996-$8.5; 1995-$8.5)                              10.4        7.4
 Mortgage loans                                             1,042.7    1,102.1
 Real estate, net                                             233.1      209.6
 Policy loans                                                 215.6      203.7
 Other long-term investments                                   12.2       27.1
 Short-term investments                                        82.0      865.7
------------------------------------------------------------------------------
   Total investments                                        6,620.3    9,619.7
Cash                                                           34.0       12.8
Accrued investment income                                     116.2      158.3
Premiums due                                                  205.1      168.6
Deferred policy acquisition costs                             515.9      809.3
Property and equipment, net                                    89.6       69.2
Reinsurance receivables                                     1,017.6      377.2
Deposit assets                                              2,797.4         --
Amounts receivable from affiliates, net                         9.6        0.1
Note receivable from affiliate                                   --       10.0
Other assets                                                  199.2      152.0
Separate account assets                                       699.1      491.2
------------------------------------------------------------------------------
   Total assets                                           $12,304.0  $11,868.4
==============================================================================

(Continued on next page)

UNUM Life Insurance Company of America

B A L A N C E   S H E E T S
                                                             December 31,
                                                      -------------------------
(Dollars in millions)                                     1996         1995
-------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
Liabilities
 Future policy benefits                                 $ 1,559.2    $ 1,383.1
 Unpaid claims and claim expenses                         4,056.6      3,774.0
 Other policyholder funds                                 3,302.1      3,642.2
 Income taxes
   Current                                                   27.0           --
   Deferred                                                 201.8        257.9
 Notes payable to affiliate                                    --         50.0
 Other liabilities                                          683.2        422.8
 Separate account liabilities                               699.1        491.2
------------------------------------------------------------------------------
   Total liabilities                                     10,529.0     10,021.2

Stockholders' equity
 Common stock, par value $10 per share, authorized
   1,000,000 shares, issued 500,000 shares                    5.0          5.0
 Additional paid-in capital                                 350.7        347.4
 Unrealized gains on available for sale securities,
  net                                                        55.9        144.2
 Unrealized foreign currency translation adjustment          (8.3)        (7.7)
 Retained earnings                                        1,371.7      1,358.3
------------------------------------------------------------------------------
   Total stockholders' equity                             1,775.0      1,847.2
------------------------------------------------------------------------------
   Total liabilities and stockholders' equity           $12,304.0    $11,868.4
==============================================================================

See notes to financial statements.

UNUM Life Insurance Company of America

STATEMENTS OF STOCKHOLDERS' EQUITY



                                                                           Unrealized
                                                                         Gains (Losses)    Unrealized
                                                Common                    On Available      Foreign
                                                 Stock      Additional      for Sale        Currency
                                               $0.10 Par     Paid-in       Securities,     Translation     Retained
(Dollars in millions)                            Value       Capital           Net         Adjustment      Earnings       Total
--------------------------------------------------------------------------------------------------------------------------------

Balance at January 1, 1994                       $5.0        $341.9           $125.5          $  --         $1,110.0    $1,582.4
1994 Transactions:
    Net income                                                                                                 103.2       103.2
    Unrealized losses on available for sale
      securities, net                                                          (79.0)                                      (79.0)
    Unrealized foreign currency
      translation adjustment                                                                    (8.7)                       (8.7)
    Dividends to stockholders                                                                                  (78.0)      (78.0)
    Other transactions                                          1.8                                                          1.8
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994                      5.0         343.7             46.5            (8.7)        1,135.2     1,521.7
1995 Transactions:
    Net income                                                                                                 223.1       223.1
    Unrealized gains on available for sale
      securities, net                                                           97.7                                        97.7
    Unrealized foreign currency
      translation adjustment                                                                     1.0                         1.0
    Other transactions                                          3.7                                                          3.7
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995                      5.0         347.4            144.2            (7.7)        1,358.3     1,847.2
1996 Transactions:
    Net income                                                                                                 192.5       192.5
    Unrealized losses on available for sale
      securities, net                                                          (88.3)                                      (88.3)
    Unrealized foreign currency
      translation adjustment                                                                    (0.6)                       (0.6)
    Dividends to stockholders                                                                                 (179.1)     (179.1)
    Other transactions                                          3.3                                                          3.3
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996                     $5.0        $350.7           $ 55.9           $(8.3)       $1,371.7    $1,775.0
================================================================================================================================

See notes to financial statements.

UNUM Life Insurance Company of America


STATEMENTS OF CASH FLOWS

                                                     Year Ended December 31,
                                             -----------------------------------
(Dollars in millions)                             1996        1995        1994
--------------------------------------------------------------------------------
Operating activities:
Net income                                     $   192.5   $   223.1     $ 103.2
Adjustments to reconcile net income to net
  cash provided by operating activities:
  Increase in future policy benefits and
   unpaid claims and claim expenses                542.8       757.2       569.4
  Increase in amounts receivable under
   reinsurance agreements                         (640.4)      (61.4)      (14.8)
  Increase (decrease) in income tax liability       26.0         5.7       (17.0)
  (Increase) decrease in deferred policy
   acquisition costs                               293.4       (78.6)     (123.4)
  Increase in deposit assets                      (382.9)         --          --
  Deferred gain on sale of tax sheltered
   annuities                                        77.2          --          --
  Charge for individual disability
   reinsurance fees                                 49.7          --          --
  Realized investment (gains) losses                 1.8      (199.3)      (48.9)
  Other                                             44.1       (25.8)       43.7
--------------------------------------------------------------------------------
     Net cash provided by operating activities     204.2       620.9       512.2
--------------------------------------------------------------------------------
Investing activities:
Maturities of fixed maturities held to
 maturity                                             --       741.0       666.3
Maturities of fixed maturities available for
 sale                                              684.4        61.0        23.2
Sales of fixed maturities held to maturity            --         2.8        32.4
Sales of fixed maturities available for sale     2,124.4       453.2       321.7
Sales of equity securities available for sale         --       682.0       259.5
Sales and maturities of other investments          256.3       293.6       397.1
Purchases of fixed maturities held to
 maturity                                             --      (169.2)     (535.8)
Purchases of fixed maturities available for
 sale                                           (1,431.2)   (1,487.4)     (747.9)
Purchases of equity securities available for
 sale                                                 --      (104.4)     (173.6)
Purchases of other investments                    (218.1)     (310.0)     (205.9)
Net increase in short-term investments          (1,042.1)     (607.0)     (210.5)
Net additions to property and equipment            (37.0)      (15.2)      (20.3)
Repayment of note receivable from affiliate           --        50.0          --
--------------------------------------------------------------------------------
     Net cash provided by (used in)                336.7      (409.6)     (193.8)
      investing activities
--------------------------------------------------------------------------------
Financing activities:
Deposits and interest credited to investment
 contracts                                         536.9       601.1       544.3
Maturities and withdrawals from investment
 contracts                                        (877.0)     (864.0)     (782.1)
Dividends to stockholders                         (179.1)         --       (78.0)
Proceeds from notes payable to affiliate              --       100.0          --
Repayment of notes payable to affiliate               --       (50.0)         --
Other                                                 --         0.8          --
--------------------------------------------------------------------------------
  Net cash used in financing activities           (519.2)     (212.1)     (315.8)
--------------------------------------------------------------------------------
Effect of exchange rate changes on cash             (0.5)         --          --
--------------------------------------------------------------------------------
Net increase (decrease) in cash                     21.2        (0.8)        2.6
Cash at beginning of year                           12.8        13.6        11.0
--------------------------------------------------------------------------------
Cash at end of year                            $    34.0   $    12.8     $  13.6
================================================================================

(Continued on next page)

UNUM Life Insurance Company of America


STATEMENTS OF CASH FLOWS (CONTINUED)

                                                  Year Ended December 31,
                                         ---------------------------------------
(Dollars in millions)                         1996         1995        1994
--------------------------------------------------------------------------------
Supplemental disclosures of cash flow
 information:
Cash paid during the year for:
  Income taxes                              $  47.4      $  64.3      $  26.4
  Interest                                  $   --       $   5.5      $   --
================================================================================

Supplemental disclosure of noncash operating and investing activities:

In conjunction with the sale of UNUM's tax sheltered annuity business, as discussed in Note 5, fixed maturities available for sale of $588.6 million and short-term investments of $1,825.9 million were transferred to the buyer on October 1, 1996. Upon transfer, there was a corresponding increase in UNUM's deposit assets.

================================================================================

See notes to financial statements.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
---------------------

The accompanying financial statements of UNUM Life Insurance Company of America ("UNUM America") have been prepared on the basis of generally accepted accounting principles. UNUM America is jointly owned by UNUM Holding Company and UNUM Corporation. UNUM Holding Company is wholly-owned by UNUM Corporation. The 1995 and 1994 financial statements have been restated to include the accounts of Commercial Life Insurance Company which was merged with UNUM America effective December 31, 1996. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
-----------

Investments are reported as follows:

 .  Fixed maturities available for sale (certain bonds and redeemable preferred stocks) - at fair value.
 .  Equity securities available for sale (common stocks and non-redeemable preferred stocks) - at fair value.
 .  Mortgage loans - at amortized cost less an allowance for probable losses.
 .  Real estate - at cost less accumulated depreciation.
 .  Policy loans - at unpaid principal balance.
 .  Other long-term investments - at cost plus UNUM America's equity in undistributed net earnings since acquisition.
 . Short-term investments - are considered available for sale and are carried at cost which approximates fair value.

Fixed maturities and equity securities are classified as available for sale as they may be sold in response to changes in interest rates, resultant prepayment risk, liquidity and capital needs, or other similar economic factors. Unrealized gains and losses related to securities classified as available for sale are excluded from net income and reported in a separate component of stockholders' equity, net of applicable deferred taxes and related adjustments to unpaid claims and claim expenses. The unrealized gains and losses are determined based on estimated market values at the balance sheet date and are not necessarily the amounts which would be realized upon sale of the securities or representative of future market values. Changing interest rates affect the level of unrealized gains and losses related to securities classified as available for sale. While rising interest rates are beneficial when investing current cash flows, they can also reduce the fair value of existing fixed rate long-term investments. In addition, lower interest rates can lead to early payoffs and refinancing of some of UNUM America's fixed rate investments. Management generally invests in fixed rate instruments that are structured to limit the exposure to such reinvestment risk.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Investments (Continued)
-----------

Realized investment gains and losses, which are determined on the basis of specific identification and include adjustments for allowances for probable losses, are reported separately in the Statements of Income.

If a decline in fair value of an invested asset is considered to be other than temporary or if a long-lived asset is deemed to be permanently impaired, the investment is reduced to its net realizable value and the reduction is accounted for as a realized investment loss.

UNUM America discontinues the accrual of investment income on invested assets when it is determined that collectability is doubtful. UNUM America recognizes investment income on impaired loans when the income is received.

Real estate held for sale is included in other assets in the Balance Sheets and is valued net of a valuation allowance which reduces the carrying value to the lower of fair value less estimated costs to sell, or cost. This valuation allowance is periodically adjusted based on subsequent changes in UNUM America's estimate of fair value less costs to sell.

Purchases and sales of short-term financial instruments are part of investing activities and not necessarily a part of the cash management program. Therefore, short-term financial instruments are classified as investments in the Balance Sheets and are included as investing activities in the Statements of Cash Flows.


Derivative Financial Instruments
--------------------------------

Gains or losses on hedges of existing assets or liabilities are deferred and included in the carrying amounts of those assets or liabilities. Gains or losses related to qualifying hedges of firm commitments or anticipated transactions are also deferred and recognized in the carrying amount of the underlying asset or liability when the hedged transaction occurs.


Recognition of Premium Revenues and Related Expenses
----------------------------------------------------

Group insurance premiums are recognized as income over the period to which the premiums relate. Individual disability premiums are recognized as income when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the contracts. This association is accomplished by recording a provision for future policy benefits and unpaid claims and claim expenses, and by amortizing deferred policy acquisition costs.

For retirement and universal life products, premium and other policy fee revenue consist of charges for the cost of insurance, policy administration and surrenders assessed during the period. Charges related to services to be performed in the future are deferred until earned. The amounts received in excess of premium and fees are recorded as deposits and included in other policyholder funds in the Balance Sheets. Benefits and expenses include benefit claims in excess of related account balances, interest credited at various rates, and amortization of deferred policy acquisition costs.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Deferred Policy Acquisition Costs
---------------------------------

The costs of acquiring new business that vary with and are related primarily to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, certain costs of policy issue and underwriting, and certain variable field office expenses.

For individual disability, group disability, and group life and health business, the costs are amortized in proportion to expected future premiums. For universal life products and retirement products the costs are amortized in proportion to estimated gross profits from interest margins, mortality and other elements of performance under the contracts. Amortization is adjusted periodically to reflect differences between actual experience and original assumptions, with any resulting changes reflected in current operating results. The amounts deferred and amortized were as follows:

                                                      Year Ended December 31,
                                                    --------------------------
(Dollars in millions)                                  1996      1995     1994
------------------------------------------------------------------------------

Deferred                                            $ 194.7   $ 196.1   $207.1
Less amortized                                       (131.1)   (117.7)   (83.8)
------------------------------------------------------------------------------
   Increase in deferred policy acquisition costs    $  63.6   $  78.4   $123.3
==============================================================================


Reserves for Future Policy Benefits
-----------------------------------

Reserves for future policy benefits are calculated by the net-level premium method, and are based on UNUM America's expected morbidity, mortality and interest rate assumptions at the time a policy is issued. These reserves represent the portion of premiums received, accumulated with interest and held to provide for claims that have not yet been incurred. The reserve assumptions are periodically reviewed and compared to actual experience and are revised if it is determined that future expected experience is different from the reserve assumptions. Reserves for group insurance policies consist primarily of unearned premiums.

The interest rates used in the calculation of reserves for future policy benefits at December 31, 1996, and 1995, principally ranged from:


                                        1996                1995
-------------------------------------------------------------------------
Individual disability               6.0% to 9.5%        5.5% to 9.5%
Group annuities                     5.0% to 9.0%        5.0% to 9.0%
-------------------------------------------------------------------------

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reserves for Unpaid Claims and Claim Expenses
---------------------------------------------

Unpaid claims and claim expense reserves represent the amount estimated to fund claims that have been reported but not settled and claims incurred but not reported. Reserves for unpaid claims are estimated based on UNUM America's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, risk management programs and renewal actions. Many factors affect actuarial calculations of claim reserves, including but not limited to interest rates and current and anticipated incidence rates, recovery rates, and economic and societal conditions. Reserve estimates and assumptions are periodically reviewed and updated with any resulting adjustments to reserves reflected in current operating results. Given the complexity of the reserving process, the ultimate liability may be more or less than such estimates indicate.

The interest rates used in the calculation of disability claims reserves at December 31, 1996, and 1995, were principally as follows:


                                    1996                    1995
-----------------------------------------------------------------------------
Group long term disability          7.88%                   7.94%
Individual disability               7.00% to 9.46%          6.75% to 9.67%
-----------------------------------------------------------------------------

The interest rate used to discount the disability reserves is a composite of the yields on assets specifically identified with each block of business. Management expects the reserve discount rate for certain disability products will further decline, since current cash flows are invested in high quality assets at current yields, which are below the composite yield of the existing assets purchased in prior years. UNUM America periodically adjusts prices on both existing and new business in an effort to mitigate the impact of the current interest rate environment.

For other accident and health business, reserves are based on projections of historical claims run-out patterns.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reserves for Unpaid Claims and Claim Expenses (Continued)
---------------------------------------------

Activity in the liability for unpaid claims and claim expenses is summarized as follows:

(Dollars in millions)                                            1996           1995           1994
---------------------------------------------------------------------------------------------------
Balance at January 1                                         $3,774.0       $2,939.0       $2,558.2
  Less reinsurance recoverables                                 (87.3)         (53.9)         (42.4)
Effect of unrealized gains on fixed maturities                 (203.4)            --             --
---------------------------------------------------------------------------------------------------
Net Balance at January 1                                      3,483.3        2,885.1        2,515.8

Incurred related to:
Current year                                                  1,245.4        1,403.0        1,159.5
  Prior years                                                   263.7          410.4          358.4
---------------------------------------------------------------------------------------------------
Total incurred                                                1,509.1        1,813.4        1,517.9

Paid related to:
  Current year                                                  380.6          366.5          356.5
  Prior years                                                   941.8          848.7          792.1
---------------------------------------------------------------------------------------------------
Total paid                                                    1,322.4        1,215.2        1,148.6

Net Balance at December 31                                    3,670.0        3,483.3        2,885.1
  Plus reinsurance recoverables                                 254.3           87.3           53.9
Effect of unrealized gains on fixed maturities                  119.3          203.4             --
---------------------------------------------------------------------------------------------------
Balance at December 31                                       $4,043.6       $3,774.0       $2,939.0
===================================================================================================
The components of the increase in unpaid claims and claims expenses incurred and related to prior years were as follows:


(Dollars in millions)                                          1996           1995           1994
-------------------------------------------------------------------------------------------------
Interest accrued on reserves                                 $228.0         $214.2         $207.9
Changes in reserve estimates and assumptions                   35.7          196.2          150.5
-------------------------------------------------------------------------------------------------
  Increase in incurrals related to prior years               $263.7         $410.4         $358.4
=================================================================================================

The increases in incurrals related to prior years were primarily the result of interest accrued on reserves and changes in reserve estimates and assumptions of interest rates, morbidity, mortality and expense costs. Due to the long-term claim payment patterns of some of UNUM America's businesses, certain reserves, particularly disability, are discounted for interest.

The effects of changes in reserve estimates and assumptions were more significant in 1995 and 1994, primarily as a result of increased reserves from lower discount rates for certain disability products following the sale of the common stock portfolio in 1995, and adjustments to strengthen certain disability reserves in 1995 and 1994.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reserves for Unpaid Claims and Claim Expenses (Continued)
---------------------------------------------

Beginning in 1995, as explained in Note 2, unpaid claims are adjusted to reflect changes that would have been necessary if the unrealized gains and losses related to fixed maturities classified as available for sale had been realized. Where applicable, UNUM America has reflected those adjustments in the liability balances with corresponding credits or charges, net of related deferred taxes, reported as a component of unrealized gains on available for sale securities in stockholders' equity.

Changes in Accounting Estimates
-------------------------------

During 1995, UNUM America sold virtually all of its common stock portfolio. The sale of the common stock portfolio, which partially supported certain disability reserves, and the reinvestment of the proceeds primarily in investment grade fixed income assets at yields below the average portfolio yield, resulted in lower reserve discount rates for certain disability products reported in the Disability Insurance segment. This change in accounting estimate to lower certain discount rates resulted in an increase of $114.1 million to benefits to policyholders in the Statement of Income, and a decrease to net income of $74.2 million.

During 1995, UNUM America increased the group long term disability reserves for incurred but not reported ("IBNR") claims, as reported in the Disability Insurance segment. The increased IBNR reserves were based on management's judgment that claims incurred but not yet reported would reflect increased levels of claims incidence and severity. This change in accounting estimate resulted in an increase to benefits to policyholders in the Statement of Income of $34.3 million, and a decrease to net income of $22.3 million.

During 1995, UNUM America increased reserves for unpaid claims related to the Association Group disability business by $15.0 million to reflect management's expectations of slower than expected claim recoveries. This change in accounting estimate, which was reflected in the Disability Insurance segment, decreased net income by $9.8 million.

During 1994, UNUM America increased reserves for existing claims by $78.0 million and strengthened reserves for estimated future losses by $101.5 million. These increased reserves reflected management's expectations of morbidity trends for the existing non-cancellable individual disability business as reported in the Disability Insurance segment. This change in accounting estimate resulted in an increase to benefits to policyholders in the Statement of Income of $179.5 million, and a decrease to net income of $116.7 million.

Other Policyholder Funds
------------------------

Other policyholder funds are liabilities for investment-type contracts and represent customer deposits plus interest credited to those deposits at various rates.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Liabilities for Restructuring Activities
----------------------------------------

Liabilities for restructuring activities are recorded when management, prior to the balance sheet date, commits to execute an exit plan that will result in the incurral of costs that have no future economic benefit, or approves a plan of termination and communicates sufficient detail of the plan to employees. Liabilities for restructuring activities are included in other liabilities in the Balance Sheets.

Separate Accounts
-----------------

Certain assets from tax sheltered annuity ("TSA") contracts and UNUM America's defined benefit plans are in separate accounts that are pooled investment funds of securities. Investment income and realized gains and losses on these accounts accrue directly to the contractholders. Assets, carried at market value, and liabilities of the separate accounts are shown separately in the Balance Sheets. The assets of the separate accounts are legally segregated and are not subject to claims that arise out of any other business of UNUM America.

On October 1, 1996, UNUM America closed the sale of its TSA business to The Lincoln National Life Insurance Company, a subsidiary of Lincoln National Corporation (see Note 5). For legal considerations, the separate account's TSA-related assets were not transferred on October 1, 1996. TSA-related assets will be transferred only upon receipt of a contractholder and/or participant's consent for assumption reinsurance. Beginning in 1997, the assets of UNUM Corporation's defined benefit plan are no longer held in the UNUM America's separate accounts (See Note 8).


Accounting for Participating Individual Life Insurance
------------------------------------------------------

Participating policies issued by the former Union Mutual Life Insurance Company ("Union Mutual") prior to UNUM America's conversion to a stock life insurance company on November 14, 1986, will remain participating as long as they remain in force. A Participation Fund Account ("PFA") was established for the sole benefit of all of Union Mutual's individual participating life and annuity policies and contracts.

The assets of the PFA are to provide for the benefit, dividend and certain expense obligations of the participating individual life insurance policies and annuity contracts. This line of business participates in the experience of the PFA and its operations have been excluded from the Statements of Income. The PFA represented approximately 2.9% and 3.1% of total assets and 3.4% and 3.5% of total liabilities at December 31, 1996, and 1995, respectively.

Income Taxes
------------

The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities, and are measured using enacted tax rates and laws.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Translation
----------------------------

UNUM America has several branch operations located in foreign countries, the largest being in Canada. These branches generally maintain their balance sheet and income statement accounts in local functional currencies. These currencies are translated to U.S. dollars using ending and quarterly average exchange rates, respectively. The resulting translation adjustments are reported in a separate component of stockholders' equity.

Reinsurance
-----------

UNUM America is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to reduce UNUM America's exposure to large losses and permit recovery of a portion of direct losses. UNUM America remains liable to the insured for the payment of policy benefits if the reinsurers cannot meet their obligations under the reinsurance agreements. Deferred policy acquisition costs, premiums, benefits and expenses are stated net of reinsurance ceded to other companies. UNUM America evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize exposure to significant losses from reinsurer insolvencies.

New Accounting Pronouncements
-----------------------------

In June 1996, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard ("FAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. The statement provides guidance for recognition or derecognition of assets and liabilities, focusing on the concepts of control and extinguishment. UNUM America is required to adopt FAS 125 effective January 1, 1997. The adoption of FAS 125 is not expected to have a material effect on UNUM America's results of operations or financial position.

In March 1997, the FASB issued FAS No. 129, "Disclosures of Information About Capital Structure," which clarifies disclosure requirements related to the type, and nature, of securities contained in an entity's capital structure. UNUM America is required to adopt FAS 129 effective December 31, 1997.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 2.  INVESTMENTS

In November 1995, the FASB issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," which provided a one-time opportunity to reassess the appropriateness of the classifications of securities described in FAS 115, and to reclassify fixed maturities from the held to maturity category without calling into question the intent to hold other debt securities to maturity in the future. On December 31, 1995, UNUM America reassessed its fixed maturity portfolio and as allowed under the implementation guidance, reclassified fixed maturities with an amortized cost of $5,073.3 million and a related unrealized gain of $304.9 million from the held to maturity category to available for sale. The unrealized gain on the total available for sale fixed maturity portfolio was $419.9 million at December 31, 1995. In connection with the reclassification of the held to maturity fixed maturities to available for sale, on December 31, 1995, UNUM America adjusted its unpaid claims by $203.4 million to reflect the changes that would have been necessary if the unrealized gains and losses related to fixed maturities classified as available for sale had been realized. At December 31, 1996, the unrealized gain on available for sale fixed maturities was $202.3 million and the related unpaid claims adjustment was $119.3 million.

The following tables summarize the components of investment income, net realized investment gains, and changes in unrealized investment gains on available for sale securities:



Investment Income
-----------------
                                                       Year Ended December 31,
-------------------------------------------------------------------------------
(Dollars in millions)                                 1996     1995      1994
-------------------------------------------------------------------------------
Fixed maturities:
 Available for sale                                  $496.1   $390.3    $453.7
 Held to maturity                                        --    145.9      65.7
Equity securities available for sale                     --      4.3       8.3
Mortgage loans                                        104.6    113.4     129.9
Real estate                                            19.0     13.8      14.9
Policy loans                                            9.0      7.6       9.3
Other long-term investments                             6.5      1.6       0.8
Short-term investments                                 42.5     20.3       4.9
-------------------------------------------------------------------------------
   Gross investment income                            677.7    697.2     687.5
Less investment expenses                              (14.7)   (15.1)    (21.3)
Less investment income on participating
 individual life insurance policies and annuity
  contracts                                           (24.5)   (24.6)    (25.1)
-------------------------------------------------------------------------------
   Investment income                                 $638.5   $657.5    $641.1
===============================================================================

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 2.  INVESTMENTS (Continued)

Net Realized Investment Gains
-----------------------------
                                                     Year Ended December 31,
                                                -------------------------------
(Dollars in millions)                                1996        1995      1994
-------------------------------------------------------------------------------
Gross realized investment gains:
Fixed maturities:
 Available for sale                               $  19.1     $   9.7    $  7.4
 Held to maturity                                      --         0.1        --
Equity securities available for sale                   --       210.8      80.0
Mortgage loans, real estate and other                17.2        17.9      11.4
-------------------------------------------------------------------------------
 Gross realized investment gains                  $  36.3     $ 238.5    $ 98.8
-------------------------------------------------------------------------------

Gross realized investment losses:
Fixed maturities:
 Available for sale                                 (23.5)      (10.0)    (25.1)
 Held to maturity                                      --        (0.8)     (3.0)
Equity securities available for sale                   --       (14.8)    ( 9.5)
Mortgage loans, real estate and other                (6.9)      (28.2)    (21.7)
-------------------------------------------------------------------------------
 Gross realized investment losses                   (30.4)      (53.8)    (59.3)
-------------------------------------------------------------------------------

  Net realized investment gains                   $   5.9     $ 184.7    $ 39.5
===============================================================================

Change in Unrealized Gains (Losses) on Available For Sale Securities
--------------------------------------------------------------------

                                                     Year Ended December 31,
                                                -------------------------------
(Dollars in millions)                                1996        1995      1994
-------------------------------------------------------------------------------

Fixed maturities available for sale               $(217.6)    $ 465.7    $(45.7)
Equity securities available for sale                  3.0      (113.0)    (74.3)
Unpaid claims adjustment                             84.1      (203.4)       --
Deferred taxes                                       42.2       (51.6)     41.0
-------------------------------------------------------------------------------
  Total change in unrealized gains (losses)
   on available for sale securities,
   as included in stockholders' equity            $ (88.3)    $  97.7    $(79.0)
===============================================================================

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 2.  INVESTMENTS (Continued)

Fixed Maturities
----------------

The amortized cost and fair values of fixed maturities available for sale at December 31, 1996, were as follows:


                                                         Gross       Gross
                                         Amortized    Unrealized   Unrealized         Fair
(Dollars in millions)                      Cost         Gains        Losses           Value
----------------------------------------------------------------------------------------------
U.S. Government                         $   25.8       $  1.8        $  --           $   27.6
States and municipalities                  402.4          9.2          (0.7)            410.9
Foreign governments                        137.9         10.5          (0.2)            148.2
Public utilities                           983.3         47.7          (1.4)          1,029.6
Corporate bonds                          3,267.2        147.6         (12.0)          3,402.8
Redeemable preferred stocks                  2.0           --          (0.4)              1.6
Mortgage-backed securities                   3.4          0.2            --               3.6
----------------------------------------------------------------------------------------------
                         Total          $4,822.0       $217.0        $(14.7)         $5,024.3
==============================================================================================

The amortized cost and fair values of fixed maturities available for sale at December 31, 1995, were as follows:


                                                         Gross       Gross
                                         Amortized    Unrealized   Unrealized         Fair
(Dollars in millions)                      Cost         Gains        Losses           Value
----------------------------------------------------------------------------------------------
U.S. Government                         $  338.8       $  6.9        $(0.1)          $  345.6
States and municipalities                  519.0         15.5         (0.6)             533.9
Foreign governments                         22.2          1.9           --               24.1
Public utilities                         1,306.0         95.9         (0.1)           1,401.8
Corporate bonds                          4,576.5        302.0         (1.9)           4,876.6
Redeemable preferred stocks                 16.6          0.8         (0.8)              16.6
Mortgage-backed securities                   5.1          0.4           --                5.5
----------------------------------------------------------------------------------------------
Total                                   $6,784.2       $423.4        $(3.5)          $7,204.1
==============================================================================================

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 2.  INVESTMENTS (Continued)

Fixed Maturities (Continued)
----------------

The amortized cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity date, are shown below. Expected maturities will differ from contractual maturities since certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Amortized
(Dollars in millions)                                        Cost     Fair Value
--------------------------------------------------------------------------------
Due in one year or less                                     $  207.5    $  213.4
Due after one year through five years                        1,669.0     1,748.3
Due after five years through ten years                       2,580.2     2,674.1
Due after ten years                                            361.9       384.9
--------------------------------------------------------------------------------
                                                             4,818.6     5,020.7
 Mortgage-backed securities (primarily due after 10 years)       3.4         3.6
--------------------------------------------------------------------------------
   Total                                                    $4,822.0    $5,024.3
================================================================================

During 1995, UNUM America sold fixed maturities of two issuers classified as held to maturity with an amortized cost of $4.0 million due to evidence of significant deterioration of the issuers' creditworthiness, as evidenced by bankruptcy filings. These sales resulted in a net realized loss of $1.2 million in 1995.

During 1994, UNUM America sold fixed maturities of two issuers classified as held to maturity with an amortized cost of $32.4 million due to evidence of significant deterioration of the issuers' creditworthiness. These sales resulted in a net realized loss of $2.6 million.

Equity Securities
-----------------

The fair values, which also represent carrying amounts, and the cost of equity securities available for sale were as follows at December 31, 1996:

                                                                         Fair
(Dollars in millions)                                        Cost        Value
-------------------------------------------------------------------------------
Common stocks:
   Industrial, miscellaneous and all other                  $  8.5      $  10.4
===============================================================================

Gross unrealized investment gains on equity securities available for sale totaled $1.9 million at December 31, 1996 and there were no gross unrealized investment gains at December 31, 1995. There were no gross unrealized investment losses at December 31, 1996, and gross unrealized investment losses totaled $1.1 million at December 31, 1995.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 2.  INVESTMENTS (Continued)

Mortgages
---------

Effective January 1, 1995, UNUM America adopted Financial Accounting Standard ("FAS") No. 114, "Accounting by Creditors for Impairment of a Loan" and FAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which defined the principles to measure and record an impaired loan. When it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of a loan agreement, the loan is deemed impaired. Once a loan is determined to be impaired, an allowance for probable losses is established for the difference between the carrying amount of the loan and its estimated value. The estimated value is based on either the present value of expected future cash flows discounted using the loan's effective interest rate, the loan's observable market price, or the fair value of the collateral. The adoption of FAS 114 and FAS 118 did not have a material effect on UNUM America's results of operations or financial position.

At December 31, 1996, and 1995, impaired loans totaled $48.9 million and $48.0 million, respectively. Included in the $48.9 million were $37.4 million of loans which had a related allowance for probable losses of $5.5 million, and a loan of $11.5 million which had no related allowance for probable losses. Included in the $48.0 million of impaired loans at December 31, 1995, were $36.3 million of loans which had a related allowance for probable losses of $6.8 million, and a loan of $11.7 million which had no related allowance for probable losses.

Mortgage loans that were restructured prior to the adoption of FAS 114 amounted to $50.1 million and $55.0 million at December 31, 1996, and 1995, respectively. Troubled debt restructurings represent loans that are refinanced with terms more favorable to the borrower. Interest lost on restructured loans was not material for the years ended December 31, 1996, 1995 or 1994.

Real Estate and Other
---------------------

Effective January 1, 1996, UNUM America adopted FAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which established accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. FAS 121 applies to both real estate held for investment and real estate held for sale. The adoption of FAS 121 did not have a material effect on UNUM America's results of operations or financial position.

Real estate acquired in satisfaction of debt cumulatively amounts to $83.3 million at December 31, 1996. Real estate held for sale amounted to $9.8 million at December 31, 1996, and $33.5 million at December 31, 1995.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 2.  INVESTMENTS (Continued)

Real Estate and Other (Continued)
---------------------

Real estate with a depreciated cost of $7.7 million and no bonds or mortgages were non-income producing for the twelve months ended December 31, 1996. Interest lost on these investments was not material in 1996, 1995 or 1994.

UNUM America was committed at December 31, 1996, to purchase fixed maturities and other invested assets in the amount of $94.0 million.

NOTE 3.  ALLOWANCE FOR PROBABLE LOSSES ON INVESTED ASSETS AND
REAL ESTATE HELD FOR SALE

Changes in the allowance for probable losses on invested assets and real estate held for sale were as follows:

                                      Balance at                         Balance
                                      beginning                           at end
(Dollars in millions)                  of year    Additions   Deductions of year
--------------------------------------------------------------------------------
Year Ended December 31, 1996
 Mortgage loans                          $37.3      $ 1.0       $ (2.3)    $36.0
 Real estate held for sale                18.0       (0.4)        (3.3)     14.3
--------------------------------------------------------------------------------
   Total                                 $55.3      $ 0.6       $ (5.6)    $50.3
================================================================================

Year Ended December 31, 1995
 Mortgage loans                          $41.7      $ 8.9       $(13.3)    $37.3
 Real estate held for sale                12.7        5.7         (0.4)     18.0
--------------------------------------------------------------------------------
   Total                                 $54.4      $14.6       $(13.7)    $55.3
================================================================================

Year Ended December 31, 1994
 Fixed maturities held to
  maturity and
   available for sale                    $ 0.2      $  --       $ (0.2)  $  --
 Mortgage loans                           46.8        8.5        (13.6)     41.7
 Real estate held for sale                19.2        0.9         (7.4)     12.7
--------------------------------------------------------------------------------
   Total                                 $66.2      $ 9.4       $(21.2)    $54.4
================================================================================

Additions represent charges to net realized investment gains less recoveries, and deductions represent reserves released upon disposal or restructuring of the related asset.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 4.  DERIVATIVE FINANCIAL INSTRUMENTS

UNUM America periodically uses common derivative financial instruments such as options, futures and forward exchange contracts to hedge certain risks associated with anticipated purchases and sales of investments and certain payments denominated in foreign currencies, primarily Canadian dollar and Japanese yen. These derivative financial instruments are used to protect UNUM America from the effect of market fluctuations in interest and exchange rates between the contract date and the date on which the hedged transaction occurs. In using these instruments, UNUM America is subject to the off-balance-sheet risk that the counterparties of the transactions will fail to perform as contracted. UNUM America manages this risk by only entering into contracts with highly rated institutions and listed exchanges. UNUM America does not hold derivative financial instruments for the purpose of trading.

At December 31, 1996, UNUM America had open interest rate futures contracts with notional amounts of $159.7 million to hedge anticipated sales of investments in 1997. These contracts had a related net unrealized gain of $1.3 million. At December 31, 1995, UNUM America had no open derivative financial instruments.

NOTE 5.  SALE OF TAX SHELTERED ANNUITY BUSINESS

On October 1, 1996, UNUM America closed the sale of its group tax-sheltered annuity ("TSA") business to The Lincoln National Life Insurance Company ("Lincoln"), a subsidiary of Lincoln National Corporation. The sale involved approximately 1,650 group contractholders and assets under management of approximately $3.2 billion. The contracts have initially been reinsured on an indemnity basis. Upon consent of the TSA contractholders and/or participants, the contracts will be considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contractholders and/or participants.

To effect the sale of the TSA business, UNUM America transferred into a trust account held for the benefit of Lincoln approximately $2,641 million of assets. The assets transferred consisted of approximately $1,826 million of short-term investments, $589 million of fixed maturities, and $226 million of cash. The amount of assets in the trust will increase or decrease in conjunction with the on-going activity in participant accounts, and assets will be released from the trust to Lincoln upon consents for assumption reinsurance. UNUM America has recorded a deposit asset in its Balance Sheet representing the assets remaining in the trust, which supports the TSA contracts of those contractholders and/or participants that have not given consent for assumption reinsurance. At December 31, 1996, the deposit asset related to the TSA transaction was approximately $2,602 million.

The sale resulted in a deferred pretax gain of $77.2 million, which will be recognized in income in proportion to contractholder and/or participant consents for assumption reinsurance, the majority of which management believes will occur during 1997. The purchase price (ceding commission) paid upon closing was approximately $69 million, and the transaction generated statutory capital of approximately $157 million. As of March 1, 1997, consent for assumption reinsurance has been provided by TSA contractholders and/or participants owning approximately 60% of assets under management.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 5.  SALE OF TAX SHELTERED ANNUITY BUSINESS (Continued)

Historical results of the TSA business included in UNUM America's Statements of Income were as follows:

                                               Year Ended December 31,
                                           -------------------------------------
(Dollars in millions)                       1996          1995            1994
--------------------------------------------------------------------------------
Revenues                                   $203.1         $244.4         $236.7
Net income                                 $ 12.2         $ 30.1         $ 29.2
--------------------------------------------------------------------------------

NOTE 6.  REINSURANCE

UNUM America is involved in both the cession and assumption of reinsurance with other companies.

UNUM America and its affiliate, First UNUM Life Insurance Company ("First UNUM"), a New York corporation, entered into a 100% coinsurance reinsurance agreement covering the active life reserves of First UNUM's non-cancellable individual disability business. The agreement was effective December 31, 1996, for disabilities occurring on or after January 1, 1996.

On October 23, 1996, UNUM America announced the execution of a definitive reinsurance agreement between UNUM America and Centre Life Reinsurance Limited ("Centre Re"), a Bermuda based reinsurance specialist, for reinsurance coverage of the active life reserves of UNUM America's existing United States non-cancellable individual disability ("ID") block of business, including those ceded under the aforementioned agreement with First UNUM. This agreement does not reinsure any claims incurred prior to January 1, 1996. The agreement follows UNUM America's announcement in late 1994 that it would no longer market the non-cancellable form of ID coverage in the United States.

The agreement is a finite reinsurance arrangement that transfers liabilities to Centre Re based on the level of statutory reserves. At December 31, 1996, active life reserves of $427 million and reserves established for claims in 1996 of $137 million were ceded to Centre Re. Under the agreement, Centre Re has an obligation to fund a defined risk layer, while UNUM America will retain the earnings risk related to potential adverse claims experience up to a certain threshold. This threshold amount represents the existence of an experience layer with a value of $195 million at December 31, 1996. UNUM America has recorded the value of the experience layer on its Balance Sheet as a deposit asset. UNUM America funded its obligation under the agreement by transferring assets totaling approximately $403 million into a trust account in late December 1996. The assets transferred were equal to the experience layer plus reserves, determined under generally accepted accounting principles, net of related deferred acquisition costs. Future net cash flows of the block will be transferred to/from the trust account and, together with changes in reserve levels, will determine the value of UNUM America's deposit asset. Changes in the deposit asset will flow through UNUM America's results of operations. The agreement generated slightly more than $200 million of statutory capital.

In fourth quarter 1996, UNUM America recognized a pretax charge of $49.7 million, which represents the present value of the anticipated minimum amount of fees to be paid to Centre Re under the agreement. UNUM America has the right, but no obligation, to recapture the business after five years, with certain penalties.

UHUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 6.  REINSURANCE (Continued)

The effect of reinsurance on premiums earned and written for the years ended December 31, 1996, 1995 and 1994 was as follows:

(Dollars in millions)      1996       1995       1994
-----------------------  ---------  ---------  ---------
Premiums earned:
 Direct                  $2,112.2   $2,024.3   $1,877.1
 Assumed                    251.2      239.5      169.8
 Ceded                      (70.1)     (55.0)    (103.9)
-----------------------  --------   --------   --------
   Premiums earned       $2,293.3   $2,208.8   $1,943.0
=======================  ========   ========   ========

Premiums written:
 Direct                  $2,114.9   $2,025.0   $1,890.5
 Assumed                    285.8      248.4      169.8
 Ceded                      (95.6)     (56.1)    (105.2)
-----------------------  --------   --------   --------
   Premiums written      $2,305.1   $2,217.3   $1,955.1
=======================  ========   ========   ========

For the years ended December 31, 1996, 1995 and 1994, recoveries recognized under reinsurance agreements reduced benefits to policyholders by $65.7 million, $50.7 million and $44.4 million, respectively.

NOTE 7.  BUSINESS RESTRUCTURING AND OTHER CHARGES

Business Restructuring

Charges of $7.2 million, $8.4 million and $13.6 million were recorded in 1996, 1995 and 1994, respectively. The charge in 1996 was related to the merger of Commercial Life Insurance Company ("Commercial Life") into UNUM America, and consisted of $2.8 million of severance costs for 120 employees and $4.4 million of lease exit costs. The charges in 1995 and 1994 relate to the acceleration of organizational changes within UNUM America and the decision to discontinue the individual disability non-cancellable product. Partially offsetting the charge recorded in 1995 was a $3.4 million curtailment gain, related to workforce reductions in UNUM Corporation's noncontributory defined benefit pension plan which includes UNUM America. As of December 31, 1996, the liability carried in the Balance Sheet for all three charges was $5.3 million.

Intangible Asset Write-offs and Future Loss Reserves

In connection with the merger of Commercial Life into UNUM America, the sale of the tax-sheltered annuity business (see Note 5), as well as UNUM America's continued efforts to strengthen its focus on its core products, the company initiated a review of certain products, which resulted in the recognition of pretax charges totaling $37.5 million during 1996. These charges reduced income before income taxes by $13.1 million in the Disability Insurance segment, $9.4 million in the Special Risk Insurance segment, and $15.0 million in the Retirement Products segment. On an after-tax basis the charges reduced net income by $25.1 million.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 7.  BUSINESS RESTRUCTURING AND OTHER CHARGES (Continued)

The charges include the write-off of certain intangible assets, primarily deferred acquisition costs, totaling $12.7 million. These intangible assets have been deemed unrecoverable primarily due to the expectation of continued losses in the Association Group disability business. Additionally, in conjunction with the completion of a review of UNUM America's discontinued product portfolio, a $22.4 million charge was taken to establish a reserve for the present value of expected future losses on certain discontinued products. Future losses for these products will be charged to the reserve at the time the losses are realized. The products incorporated in the charge consist of certain discontinued special risk, retirement and medical products. UNUM America is pursuing the sale of some of these discontinued product lines.

NOTE 8.  EMPLOYEE BENEFIT PLANS

Pension Plans
-------------

UNUM America participates in UNUM Corporation and subsidiaries' noncontributory defined benefit pension plan covering substantially all domestic employees. The plan provided benefits based on the employee's years of service and compensation during the highest five consecutive years out of the last ten years of employment. Plan assets, which were held in UNUM America's separate accounts, consisted primarily of group annuity contracts and 224,392 shares of UNUM Corporation common stock. UNUM America funds its pension plan in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. Net pension cost for 1996 was $6.0 million. Net pension cost for 1995 was $2.1 million which included the $3.4 million pension curtailment gain from the business restructuring activities described in Note 7. Net pension cost for 1994 was $6.7 million.

Effective January 1, 1997, UNUM Corporation replaced its existing pension plans with a new noncontributory defined benefit pension plan ("Lifecycle Plan") covering substantially all domestic employees. Under the Lifecycle Plan, a new benefit formula is used, resulting in benefits being earned more consistently over an employee's career, and is based on the employee's age at retirement, years of service, and earnings during the highest five of the last ten years of employment. Beginning in 1997, plan assets were transferred from UNUM America's separate accounts into a trust for the exclusive benefit of plan participants.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 8.  EMPLOYEE BENEFIT PLANS (Continued)

Postretirement Health Care and Life Insurance Benefits
------------------------------------------------------

UNUM America provides certain health care and life insurance benefits for retired employees and covered dependents. Substantially all domestic employees of UNUM America may become eligible for these benefits if they meet minimum age and service requirements, if they are eligible for retirement benefits and if they agree to contribute a portion of the cost. UNUM America has the right to modify or terminate these benefits. The underlying plans are not currently funded. The cost of these plans was $8.0 million, $8.5 million and $6.8 million for the years ended December 31, 1996, 1995 and 1994, respectively. At December 31, 1996, and 1995 the liability associated with these plans was $64.8 million and $63.2 million, respectively.

Retirement Savings Plans
------------------------

UNUM America participates in UNUM Corporation and subsidiaries' retirement savings plan for substantially all full-time and part-time employees who work 1,000 hours a year and have been employed for at least one year. Eligible employees may contribute up to 10% of their annual base salary, and UNUM America matches a portion of each employee's contribution up to 4% of the employee's compensation. Employees become 100% vested immediately upon becoming eligible to participate in the plan. Expense for this plan amounted to $5.6 million, $6.3 million and $6.2 million in 1996, 1995 and 1994, respectively.

Effective January 1, 1997, UNUM Corporation introduced a single retirement savings plan for all domestic employees who meet the eligibility requirement of one year of service, including all employees eligible under the former plans. Dependent upon the employee's annual earnings, eligible employees may contribute up to 15% of their annual compensation, including incentive payouts. UNUM America will match 100% of the employee's contribution up to 3% of the employee's compensation, plus 50% of the employee's contribution on the next 2% of the employee's compensation, to a maximum of 4%. Employees become 100% vested immediately upon becoming eligible to participate.

Annual Incentive Plans
----------------------

UNUM America has an annual incentive plan for certain employees and executive officers that provide additional compensation based on achievement of predetermined annual corporate financial and non-financial goals. In 1996, 1995 and 1994, expense for these plans was $31.1 million, $14.7 million and $2.7 million, respectively.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 9.  INCOME TAXES

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the income tax expense charged to operations follows:

                                                       Year Ended December 31,
                                                      -------------------------
(Dollars in millions)                                  1996     1995     1994
-------------------------------------------------------------------------------

Tax at federal statutory rate of 35%                  $ 94.8   $102.7   $ 41.7
Tax-exempt income                                      (15.4)   (24.6)   (26.0)
Prior years' taxes                                      (0.3)    (6.6)    (0.7)
State income tax                                         1.6      1.1      0.4
Realized investment gains                                 --     (3.6)      --
Other                                                   (2.4)     1.4      0.5
------------------------------------------------------------------------------
   Income taxes                                       $ 78.3   $ 70.4   $ 15.9
==============================================================================

Deferred income tax liabilities and assets consist of the following:

                                                                 December 31,
                                                               ---------------
(Dollars in millions)                                            1996     1995
------------------------------------------------------------------------------
Deferred tax liabilities:
 Deferred policy acquisition costs                             $146.6   $247.0
 Policy reserve adjustments                                      89.1       --
 Net unrealized gains                                            70.7    142.3
 Value of business acquired                                       1.2      1.4
 Invested assets                                                   --     10.4
 Other                                                             --      5.6
------------------------------------------------------------------------------
   Gross deferred tax liabilities                               307.6    406.7
------------------------------------------------------------------------------

Deferred tax assets:
 Alternative minimum tax credit carryforwards                      --     17.4
 Policy reserve adjustments                                        --     88.6
 Net realized losses                                             16.8     22.5
 Postretirement benefits                                         24.4     20.3
 Deferred gains                                                  27.0       --
 Accrued liabilities                                             26.6       --
 Other                                                           11.0       --
------------------------------------------------------------------------------
   Gross deferred tax assets                                    105.8    148.8
------------------------------------------------------------------------------
Net deferred tax liability                                     $201.8   $257.9
==============================================================================

UNUM America's operations are included with those of UNUM Corporation and subsidiaries in a consolidated income tax return. Under provisions of a tax-sharing agreement among the members of the consolidated tax return group, tax is allocated based on the separate return taxable income of each company with companies being reimbursed currently for their capital and ordinary losses.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 9.  INCOME TAXES (Continued)

Deferred income taxes relating to cumulative net unrealized gains on available for sale fixed maturity and equity securities were $70.7 million, $142.3 million and $23.8 million at December 31, 1996, 1995 and 1994, respectively.

UNUM America's Statement of Income for 1996, 1995 and 1994, included the following amounts of foreign income and related income tax expense:

                                                    Year Ended December 31,
                                                    -----------------------
(Dollars in millions)                                1996     1995    1994
---------------------------------------------------------------------------

Foreign Income                                       $11.5      --      --
---------------------------------------------------------------------------

Income tax expense (credit):
    Current                                           (1.5)     --      --
    Deferred                                           5.6      --      --
---------------------------------------------------------------------------
      Total                                          $ 4.1      --      --
===========================================================================


NOTE 10.  DIVIDEND RESTRICTIONS

UNUM America is subject to various state insurance regulatory restrictions that limit the maximum amount of dividends available to UNUM Corporation without prior approval. The amount available under current law for payment of dividends during 1997 to UNUM Corporation from UNUM America without state insurance regulatory approval is approximately $113 million. Dividends in excess of this amount may only be paid with state insurance regulatory approval. The aggregate statutory capital and surplus of UNUM America was approximately $961 million and $905 million, at December 31, 1996, and 1995, respectively. The aggregate statutory net operating income, which excludes realized investment gains net of tax, of UNUM America was approximately $113 million, $227 million and $45 million for 1996, 1995 and 1994, respectively. State insurance regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles. The significant differences relate to deferred acquisition costs, deferred income taxes, non-admitted asset balances, required investment risk reserves and reserve calculation assumptions.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS

NOTE 11.  AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS

UNUM America provides management and administrative services to affiliates, which are wholly owned by UNUM Corporation. UNUM America allocates, principally at cost, the related expenses based on direct association whenever possible. If however expenses cannot be readily associated, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed.

On February 28, 1995, UNUM Corporation borrowed $100 million under its revolving credit facility, which was infused into UNUM America in exchange for surplus debentures which mature on August 31, 1996, and accrue interest at 5.66% annually. Repayment of principal and interest on the surplus debentures is subject to state insurance regulatory approval. On December 31, 1995, UNUM America repaid $50 million of the surplus debentures, plus accrued interest of $5.5 million to UNUM Corporation. In April, 1996, UNUM America received approval from the Maine Bureau of Insurance to repay the remaining $50 million in surplus debentures. The company repaid the principal and interest in April 1996.

During December, 1993, UNUM America loaned $60 million to UNUM Corporation. These notes mature on December 20, 1996, and accrue interest at 5.66% annually. On December 31, 1995, UNUM Corporation repaid $50 million of these notes to UNUM America. UNUM Corporation repaid the $10 million outstanding note to UNUM America in April 1996.

NOTE 12.  LITIGATION

In the normal course of its business operations, UNUM America is involved in litigation from time to time with claimants, beneficiaries and others, and a number of lawsuits were pending at December 31, 1996. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or other compensatory damages. In the opinion of management, the ultimate liability, if any, arising from this litigation is not expected to have a material adverse effect on the financial position or the operating results of UNUM America.

On December 29, 1993, UNUM America filed a suit in the United States District Court for the District of Maine, seeking a federal income tax refund. The suit is based on a claim for a deduction in certain prior tax years, for $652 million in cash and stock distributed to policyholders in connection with the 1986 conversion of Union Mutual Life Insurance Company to a stock company. UNUM America has fully paid, and provided for in prior years' financial statements, the tax at issue in this litigation. On May 23, 1996, the District Court issued its decision that the distribution in question was not a deductible expenditure. UNUM America believes its claims are meritorious, and has appealed the decision to the United States Court of Appeals for the First Circuit. The ultimate recovery, if any, cannot be determined at this time.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 13. FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument.

The following table summarizes the carrying amounts and fair values of UNUM America's financial instruments at December 31, 1996, and 1995:

                                                              1996                       1995
                                                      --------------------       --------------------
                                                      Carrying     Fair          Carrying     Fair
(Dollars in millions)                                  Amount      Value          Amount      Value
-----------------------------------------------------------------------------------------------------
Financial assets:
  Fixed maturities available for sale                  $5,024.3   $5,024.3        $7,204.1   $7,204.1
  Equity securities available for sale                     10.4       10.4             7.4        7.4
  Mortgage loans                                        1,042.7    1,119.7         1,102.1    1,207.2
  Policy loans                                            215.6      215.6           203.7      203.7
  Short-term investments                                   82.0       82.0           865.7      865.7
  Cash                                                     34.0       34.0            12.8       12.8
  Accrued investment income                               116.2      116.2           158.3      158.3
  Deposit assets                                        2,797.4    2,797.4            --         --
  Note receivable from affiliate                           --         --              10.0       10.0
Financial liabilities:
  Other policyholder funds:
    Investment-type insurance contracts:
      With defined maturities                          $  191.0   $  216.0        $  400.0   $  440.0
      With no defined maturities                        2,848.0    2,787.0         2,982.0    2,919.0
    Individual annuities and
      supplementary contracts not
      involving life contingencies                         69.1       69.1            74.4       74.4
  Note payable to affiliate                                  --         --            50.0       50.0
=====================================================================================================

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 13. FAIR VALUES OF FINANCIAL INSTRUMENTS  (Continued)

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Fixed Maturities Available for Sale: Fair values for fixed maturities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

Equity Securities Available for Sale: Fair values for equity securities available for sale are based on quoted market prices and are reported in the Balance Sheets at these values.

Mortgage Loans: Fair values for mortgage loans are estimated based on discounted cash flow analyses using interest rates currently being offered for similar mortgage loans to borrowers with similar credit ratings and maturities. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy Loans, Short-term Investments, Cash, Accrued Investment Income, Note Receivable from Affiliate, Note Payable to Affiliate and Deposit Assets : Fair values for these instruments approximate the carrying amounts reported in the Balance Sheets.

Investment-type Insurance Contracts: Fair values for liabilities under investment-type insurance contracts with defined maturities are estimated using discounted cash flow calculations based on interest rates that would be offered currently for similar contracts with maturities consistent with those remaining for the contracts being valued. Fair values for liabilities under investment-type insurance contracts with no defined maturities are the amounts payable on demand after surrender charges at the balance sheet date.

The estimated fair values of liabilities under all insurance contracts (investment-type and other than investment-type) are taken into consideration in UNUM America's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Individual Annuities and Supplementary Contracts not Involving Life
Contingencies: Fair values approximate the carrying amounts reported in other policyholder funds in the Balance Sheets.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 14.  SEGMENT INFORMATION

UNUM America's principal market for its disability insurance, special risk and retirement income products is the United States. UNUM America and First UNUM Life Insurance Company combined are the leading provider of group long term disability insurance in the United States. Products are marketed through sales personnel and brokers. UNUM America targets sales of its disability products to executive, administrative and management personnel, and other professionals such as doctors, attorneys, accountants and engineers.

To more clearly reflect UNUM America's management of its businesses and to more appropriately group its product portfolios, UNUM America began reporting its operations, effective January 1, 1995, principally in three business segments:
Disability Insurance, Special Risk Insurance, and Retirement Products. For comparative purposes, prior period information has been restated to reflect reporting in these segments.

The Disability Insurance segment includes disability products offered in North America and Japan including: group long term disability, group short term disability, individual disability, association group disability, disability reinsurance operations and long term care insurance. The Special Risk Insurance segment includes group life, special risk accident insurance, non-disability reinsurance operations and other special risk insurance products. The Retirement Products segment includes tax sheltered annuities, guaranteed investment contracts, deposit administration accounts, 401(k) plans, individual life and group medical products, all of which are no longer actively marketed by UNUM America. Corporate includes transactions that are generally non-insurance related.

Investment income and net realized investment gains are allocated to the segments based on designation of ownership of assets identified to the products in each segment. Operating expenses are allocated to the segments based on direct association with a product whenever possible. If the expense cannot be readily associated with a particular product, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed for each segment.

UNUM Life Insurance Company of America
NOTES TO FINANCIAL STATEMENTS


NOTE 14.  SEGMENT INFORMATION (Continued)

Summarized financial information for the three business segments and Corporate is as follows:

                                           Year Ended December 31,
                                         ------------------------------
(Dollars in millions)                    1996         1995         1994
-----------------------------------------------------------------------

Revenues:
 Disability Insurance                 $ 2,008.2   $ 2,056.7  $ 1,730.4
 Special Risk Insurance                   732.3       671.8      561.2
 Retirement Products                      277.8       353.0      366.5
 Corporate                                  9.8         2.9       (5.1)
----------------------------------------------------------------------
  Total revenues                      $ 3,028.1   $ 3,084.4  $ 2,653.0
======================================================================
Income (loss) before income taxes:
 Disability Insurance                 $   195.7   $   192.5  $    21.3
 Special Risk Insurance                    77.9        55.9       59.0
 Retirement Products                        1.3        45.0       42.2
 Corporate                                 (4.1)        0.1       (3.4)
----------------------------------------------------------------------
  Income before income taxes              270.8       293.5      119.1
Income taxes                               78.3        70.4       15.9
----------------------------------------------------------------------
  Net income                          $   192.5   $   223.1  $   103.2
======================================================================
                                           Year Ended December 31,
                                         -----------------------------
(Dollars in millions)                    1996        1995         1994
----------------------------------------------------------------------
Identifiable Assets:
 Disability Insurance                 $ 6,164.6   $ 5,777.5  $ 4,825.7
 Special Risk Insurance                 1,082.6       894.9      673.9
 Retirement Products                    4,427.4     4,626.4    4,438.0
 Corporate                                275.4       206.7      330.8
 Individual Participating
  Life and Annuity                        354.0       362.9      347.0
----------------------------------------------------------------------
  Total assets                        $12,304.0   $11,868.4  $10,615.4
======================================================================

                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS


NOTE 15. SUPPLEMENTARY INSURANCE INFORMATION


                                                                      (1) (2)
                                                                   Future policy                         (4) (5)
                                                   Deferred         benefits and                           Net         Benefits to
                                                    policy         unpaid claims             (3)        investment    policyholders
Segment                                           acquisition        and claim             Premium        income      and interest
(Dollars in Millions)                                costs            expenses             revenue       (expense)       credited
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
    Disability Insurance                             $396.0          $4,414.1            $1,637.4          $370.8          $1,257.4
    Special Risk Insurance                            119.0             588.7               682.3            50.0             484.6
    Retirement Products                                 0.9             613.0                64.0           213.8             251.7
    Corporate                                           0.0               0.0                 0.0             9.8               0.0
-----------------------------------------------------------------------------------------------------------------------------------
         Total                                       $515.9          $5,615.8            $2,383.7          $644.4          $1,993.7
===================================================================================================================================

Year Ended December 31, 1995
    Disability Insurance                             $681.7          $4,114.8            $1,580.5          $476.1          $1,412.4
    Special Risk Insurance                             94.0             451.8               628.6            44.2             465.6
    Retirement Products                                33.6             590.5                33.3           319.7             271.0
    Corporate                                           0.0               0.0                (0.2)            2.2               0.0
-----------------------------------------------------------------------------------------------------------------------------------
          Total                                      $809.3          $5,157.1            $2,242.2          $842.2          $2,149.0
===================================================================================================================================

Year Ended December 31, 1994
    Disability Insurance                             $629.2          $3,322.8            $1,416.3          $314.2          $1,298.2
    Special Risk Insurance                             77.8             253.0               525.3            36.1             363.9
    Retirement Products                                30.6             576.5                30.8           335.7             286.6
    Corporate                                           0.0              (0.6)               0.0            (5.4)              0.0
-----------------------------------------------------------------------------------------------------------------------------------
          Total                                      $737.6          $4,151.7            $1,972.4          $680.6          $1,948.7
===================================================================================================================================
                                               Amortization
                                                of deferred           (5)
                                                  policy             Other             (6)
Segment                                        acquisition         operating         Premiums
(Dollars in Millions)                             costs             expenses         written
----------------------------------------------------------------------------------------------
Year Ended December 31, 1996
    Disability Insurance                           $ 90.2             $465.1        $1,596.1
    Special Risk Insurance                           40.9              129.0           214.0
    Retirement Products                               0.0               24.6            14.9
    Corporate                                         0.0               13.8             0.0
----------------------------------------------------------------------------------------------
         Total                                     $131.1             $632.5        $1,825.0
==============================================================================================

Year Ended December 31, 1995
    Disability Insurance                           $ 83.0             $368.7        $1,554.3
    Special Risk Insurance                           33.9              115.5           231.7
    Retirement Products                               0.8               36.3            23.3
    Corporate                                         0.0                3.7             0.0
----------------------------------------------------------------------------------------------
          Total                                    $117.7             $524.2        $1,809.3
==============================================================================================

Year Ended December 31, 1994
    Disability Insurance                           $ 63.4             $347.5        $1,408.7
    Special Risk Insurance                           18.2              120.2           163.6
    Retirement Products                               2.2               35.5            21.6
    Corporate                                         0.0               (1.8)            0.0
----------------------------------------------------------------------------------------------
          Total                                    $ 83.8             $501.4        $1,593.9
==============================================================================================

UNUM Life Insurance Company of America

NOTES TO FINANCIAL STATEMENTS

NOTE 15. SUPPLEMENTARY INSURANCE INFORMATION (Continued)

(1) Excludes other policyholder funds, as follows:

(Dollars in millions)                          1996        1995        1994
-----------------------------------------------------------------------------

Disability Insurance                         $    5.7    $    2.8    $    1.8
Special Risk Insurance                           10.9        13.3         6.6
Retirement Products                           3,285.5     3,626.1     3,896.0
-----------------------------------------------------------------------------
Total                                        $3,302.1    $3,642.2    $3,904.4

(2) Includes unearned premiums, other policy claims and benefits payable.
(3) Includes fees and other income (expense).
(4) Includes investment income (expense) and net realized investment gains.
(5) Investment income and net realized investment gains are allocated to the segments based on designation of ownership of assets identified to the segments. Operating expenses are allocated to segments based on direct association with a product whenever possible. If, however, the expense cannot be readily associated with a particular product, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed for each segment.
(6) Premiums written for health and disability income policies.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS


LNC Equity Sales Corporation ("LNC Equity"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LNC Equity is the Variable Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts. LNC Equity will pay these unaffiliated broker-dealers a distribution allowance which will be used to pay commissions to their registered representatives. This distribution allowance will not be deducted from Participant Contributions or Account balances but will be paid from UNUM/America's General Account assets (including any charges collected).


UNUM Sales Corporation ("UNUM Sales"), which served as the principal underwriter to the Variable Investment Division prior to October 1, 1996, received underwriting commissions from UNUM/America of $4,223,000, $6,130,700, and $4,665,000 in 1996, 1995, and 1994, respectively. LNC Equity received no underwriting commissions from UNUM/America prior to December 31, 1996.

                                   CUSTODIAN

UNUM/America is the custodian for the Fund's shares owned by the Variable Investment Division. The Fund's shares are held in uncertificated form separate and apart from UNUM/America's other assets.

                            INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P., independent accountants, performs certain accounting services for UNUM/America and has performed the same services for the Variable Investment Division. The financial statements included in this SAI have been audited to the extent and for the periods indicated in their reports thereon. Those financial statements have been included herein in reliance on such reports given on the authority of such firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS


This SAI contains financial statements for the Variable Investment Division, as of December 31, 1996 and for the two years then ended.

The financial statements of UNUM/America which are included in this SAI, should be considered only as bearing on the ability of UNUM/America to meet its obligations under the Contracts. The financial statements of UNUM/America are presented in accordance with generally accepted accounting principles.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


To the Board of Directors
UNUM Life Insurance Company of America


We have audited the accompanying balance sheets of UNUM Life Insurance Company of America as of December 31, 1996 and 1995, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNUM Life Insurance Company of America as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principals.


Portland, Maine
February 5, 1997, except for Note 5
for which the date is March 1, 1997

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

                                                          Dreyfus       Dreyfus        TCI            TCI           VIPF
                                                           Stock       Small Cap      Growth       Balanced        Growth
                                           Combined      Index Fund    Portfolio     Portfolio     Portfolio      Portfolio
                                           --------      ----------    ---------     ---------     ---------      ---------
Assets

  Investments at market                  $480,063,896   $69,455,958   $46,378,052   $37,415,198   $25,068,184   $135,727,863



Liabilities

  Contract charges payable to
    UNUM Life Insurance Company
    of America                                189,283        27,575        18,325        14,902         9,991         53,473
                                         ------------   -----------   -----------   -----------   -----------   ------------


Net assets                               $479,874,613   $69,428,383   $46,359,727   $37,400,296   $25,058,193   $135,674,390
                                         ============   ===========   ===========   ===========   ===========   ============


Percent of net assets                          100.0%         14.4%          9.6%          7.8%          5.2%          28.3%
                                               ======         =====          ====          ====          ====          =====

                                                                       Calvert
                                           VIPF II        VIPF       Responsibly      T. Rowe        VIPF
                                            Asset        Equity-      Invested         Price         Money
                                           Manager        Income      Balanced     International     Market
                                          Portfolio     Portfolio     Portfolio       Series       Portfolio
                                          ---------     ---------     ---------    -------------   ---------
Assets

  Investments at market                  $94,096,633   $47,340,632    $4,669,029     $19,512,403    $399,944



Liabilities

  Contract charges payable to
    UNUM Life Insurance Company of
    America                                   37,220        18,449         1,762           7,536           -
                                         -----------   -----------   -----------   -------------   ---------


Net assets                               $94,059,413   $47,322,133    $4,667,267     $19,504,867    $399,944
                                         ===========   ===========   ===========   =============   =========


Percent of net assets                          19.6%          9.9%          1.0%            4.1%        0.1%
                                               =====          ====          ====            ====        ====

See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                 Dreyfus Stock
                                                          Combined                  Index Fund
                                                          --------                  ----------
                                                  Year Ended December 31,    Year Ended December 31,
                                                     1996          1995         1996         1995
                                                     ----          ----         ----         ----
Net investment income
  Dividends from investment income                $22,369,654    $4,210,276   $2,312,264   $1,121,517

Less contract charges - mortality and
 expense fees to UNUM Life Insurance
 Company of America                                 4,927,857     3,020,144      689,522      440,924
                                                 ------------  ------------  -----------  -----------

   Net investment income (loss)                    17,441,797     1,190,132    1,622,742      680,593

Net realized and unrealized gains (losses)
 on investments
 Net realized gains                                 1,584,234       529,207      310,151       48,200
 Net change in unrealized gains (losses)           27,245,960    52,595,346    8,880,241    9,620,468
                                                 ------------  ------------  -----------  -----------
                                                   28,830,194    53,124,553    9,190,392    9,668,668
                                                 ------------  ------------  -----------  -----------

Net increase (decrease) in net assets resulting
 from operations                                   46,271,991    54,314,685   10,813,134   10,349,261

Net increase in net assets from principal
 transactions                                     118,301,806    84,483,498   13,683,201    7,803,607
                                                 ------------  ------------  -----------  -----------

   Net increase in net assets                     164,573,797   138,798,183   24,496,335   18,152,868


Net assets at beginning of year                   315,300,816   176,502,633   44,932,048   26,779,180
                                                 ------------  ------------  -----------  -----------

Net assets at end of year                        $479,874,613  $315,300,816  $69,428,383  $44,932,048
                                                 ============  ============  ===========  ===========

                                                    Dreyfus Small Cap
                                                        Portfolio             TCI Growth Portfolio
                                                        ---------             --------------------
                                                 Year Ended December 31,     Year Ended December 31,
                                                    1996         1995          1996          1995
                                                    ----         ----          ----          ----
Net investment income
  Dividends from investment income                $1,409,239     $436,176   $4,132,202       $24,157

Less contract charges - mortality and
 expense fees to UNUM Life Insurance
 Company of America                                  396,340      138,786      492,841       342,765
                                                 -----------  -----------  -----------   -----------

   Net investment income (loss)                    1,012,899      297,390    3,639,361      (318,608)

Net realized and unrealized gains (losses)
 on investments
 Net realized gains                                  102,971       34,387      195,252       118,135
 Net change in unrealized gains (losses)           3,324,631    2,382,357   (5,940,416)    6,901,049
                                                 -----------  -----------  -----------   -----------
                                                   3,427,602    2,416,744   (5,745,164)    7,019,184
                                                 -----------  -----------  -----------   -----------

Net increase (decrease) in net assets
 resulting from operations                         4,440,501    2,714,134   (2,105,803)    6,700,576

Net increase in net assets from principal
 transactions                                     22,522,224   12,526,244    5,354,160     6,596,791
                                                 -----------  -----------  -----------   -----------

   Net increase in net assets                     26,962,725   15,240,378    3,248,357    13,297,367


Net assets at beginning of                        19,397,002    4,156,624   34,151,939    20,854,572
 year                                            -----------  -----------  -----------   -----------

Net assets at end of year                        $46,359,727  $19,397,002  $37,400,296   $34,151,939
                                                 ===========  ===========  ===========   ===========

See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA


                                                 TCI Balanced Portfolio      VIPF Growth Portfolio
                                                 ------------------------   -----------------------
                                                 Year Ended December 31,    Year Ended December 31,
                                                    1996         1995          1996          1995
                                                    ----         ----          ----          ----
Net investment income
  Dividends from investment income                  $976,670     $416,885    $6,781,982     $270,826

Less contract charges - mortality and
 expense fees to UNUM Life Insurance
 Company of America                                  274,016      193,030     1,418,576      871,499
                                                 -----------  -----------  ------------  -----------

   Net investment income (loss)                      702,654      223,855     5,363,406     (600,673)

Net realized and gains
 (losses) on investments
 Net realized gains                                  178,468       53,908       376,660      125,948
 Net change in unrealized gains (losses)           1,418,087    2,527,661     8,126,147   18,518,723
                                                 -----------  -----------  ------------  -----------
                                                   1,596,555    2,581,569     8,502,807   18,644,671
                                                 -----------  -----------  ------------  -----------

Net increase (decrease) in net assets
 resulting from operations                         2,299,209    2,805,424    13,866,213   18,043,998

Net increase in net assets
 from principal transactions                       3,816,661    3,403,330    30,430,707   26,270,087
                                                 -----------  -----------  ------------  -----------

   Net increase in net assets                      6,115,870    6,208,754    44,296,920   44,314,085


Net assets at beginning of year                   18,942,323   12,733,569    91,377,470   47,063,385
                                                 -----------  -----------  ------------  -----------

Net assets at end of year                        $25,058,193  $18,942,323  $135,674,390  $91,377,470
                                                 ===========  ===========  ============  ===========



                                                      VIPF II Asset             VIPF Equity-
                                                    Manager Portfolio         Income Portfolio
                                                    -----------------         ----------------
                                                 Year Ended December 31,   Year Ended December 31,
                                                    1996         1995         1996         1995
                                                 -----------  -----------  -----------  -----------
Net investment income
  Dividends from investment income                $4,987,786   $1,224,098   $1,084,893     $532,318

Less contract charges - mortality and
 expense fees to UNUM Life Insurance
 Company of America                                1,023,895      804,364      422,194      143,334
                                                 -----------  -----------  -----------  -----------

   Net investment income (loss)                    3,963,891      419,734      662,699      388,984

Net realized and gains
 (losses) on investments
 Net realized gains                                  350,985       78,788       38,616       44,530
 Net change in unrealized gains (losses)           6,245,079    9,161,873    3,590,870    2,759,848
                                                 -----------  -----------  -----------  -----------
                                                   6,596,064    9,240,661    3,629,486    2,804,378
                                                 -----------  -----------  -----------  -----------

Net increase (decrease) in net assets resulting
 from operations                                  10,559,955    9,660,395    4,292,185    3,193,362

Net increase in net assets from principal
 transactions                                      9,030,051    7,135,021   21,643,563   14,833,158
                                                 -----------  -----------  -----------  -----------

   Net increase in net assets                     19,590,006   16,795,416   25,935,748   18,026,520


Net assets at beginning of year                   74,469,407   57,673,991   21,386,385    3,359,865
                                                 -----------  -----------  -----------  -----------

Net assets at end of year                        $94,059,413  $74,469,407  $47,322,133  $21,386,385
                                                 ===========  ===========  ===========  ===========

See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA



                                              Calvert Responsibly           T. Rowe Price              VIPF Money
                                          Invested Balanced Portfolio    International Series       Market Portfolio
                                          ---------------------------    --------------------       ----------------
                                            Year Ended December 31,    Year Ended December 31,   Year Ended December 31,
                                              1996           1995         1996         1995         1996         1995
                                              ----           ----         ----         ----         ----         ----
Net investment income
  Dividends from investment income             $348,555      $152,564     $324,206     $20,506       $11,857     $11,229

Less contract charges - mortality
  and expense fees to UNUM Life
  Insurance Company of America                   38,017        10,132      172,456      75,310             -           -
                                             ----------    ----------  -----------  ----------      --------    --------

    Net investment income (loss)                310,538       142,432      151,750     (54,804)       11,857      11,229

Net realized and unrealized gains
  (losses) on investments
  Net realized gains                              5,529        17,360       25,602       7,951             -           -
  Net change in unrealized gains (losses)        35,140        18,874    1,566,181     704,493             -           -
                                             ----------    ----------  -----------  ----------      --------    --------
                                                 40,669        36,234    1,591,783     712,444             -           -
                                             ----------    ----------  -----------  ----------      --------    --------

Net increase (decrease) in net assets
  resulting from operations                     351,207       178,666    1,743,533     657,640        11,857      11,229

Net increase in net assets from
  principal transactions                      2,604,832     1,272,631    9,056,936   4,546,310       159,471      96,319
                                             ----------    ----------  -----------  ----------      --------    --------

    Net increase in net assets                2,956,039     1,451,297   10,800,469   5,203,950       171,328     107,548

Net assets at beginning of year               1,711,228       259,931    8,704,398   3,500,448       228,616     121,068
                                             ----------    ----------  -----------  ----------      --------    --------

Net assets at end of year                    $4,667,267    $1,711,228  $19,504,867  $8,704,398      $399,944    $228,616
                                             ==========    ==========  ===========  ==========      ========    ========

     See notes to financial statements.

VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

Organization:
-------------

VA-1 Separate Account of UNUM Life Insurance Company of America ("UNUM America") is registered under the Investment Company Act of 1940. The Separate Account was established in accordance with the laws of the State of Maine. Its registration statement became effective in December 1989. The assets are held for the exclusive benefit of the variable annuity contract owners and may not be used to satisfy any obligations that may arise from any other business conducted by UNUM America. Any excess of assets over reserves and other contract liabilities may be transferred to UNUM America's General Account. Principal markets are hospitals and non-profit organizations located throughout the United States of America, with specific concentrations in the states of New York and California.

On October 1, 1996, UNUM America completed the sale of its group tax-sheltered annuity ("TSA") business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln New York"), a wholly owned subsidiary of Lincoln Life. The sale involved Separate Account assets of approximately $436,590,000. The contracts have initially been reinsured on an indemnity basis. Upon consent of the TSA contractholders and/or participants, the contracts will be considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contractholders and/or participants. Assets attributable to such participants' contracts will be transferred to separate accounts of Lincoln Life and Lincoln New York. Assets attributable to contracts of participants with respect to which such consent is not obtained will remain in the Separate Account.

Investments:
------------

In accordance with the terms of the variable annuity contracts, all payments transferred to the Separate Account by the contract owners are allocated to purchase shares of either Dreyfus Stock Index Fund, Dreyfus Variable Investment
Fund: Small Cap Portfolio ("Dreyfus Small Cap Portfolio"), Twentieth Century's TCI Portfolios, Inc.: TCI Growth ("TCI Growth Portfolio") and TCI Balanced ("TCI Balanced Portfolio"), Fidelity's Variable Insurance Products Fund: Growth Portfolio ("VIPF Growth Portfolio"), Fidelity's Variable Insurance Products Fund
II: Asset Manager Portfolio ("VIPF II Asset Manager Portfolio"), Fidelity's Variable Insurance Products Fund: Equity-Income Portfolio ("VIPF Equity-Income Portfolio"), Calvert Responsibly Invested Balanced Portfolio or T. Rowe Price International Series, Inc. ("T. Rowe Price International Series"). Fidelity's Variable Insurance Products Funds: Money Market Portfolio ("VIPF Money Market Portfolio") is used only for investment of initial contributions for which UNUM America has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to VIPF Money Market Portfolio are allocated to purchase shares of one of the above funds.

VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

Investments: (continued)
------------

The Separate Account is fully invested in shares of Dreyfus Stock Index Fund, Dreyfus Small Cap Portfolio, TCI Growth Portfolio, TCI Balanced Portfolio, VIPF Growth Portfolio, VIPF II Asset Manager Portfolio, VIPF Equity-Income Portfolio, Calvert Responsibly Invested Balanced Portfolio, T. Rowe Price International Series and VIPF Money Market Portfolio, which are carried at market value. Security transactions are recorded on the trade date. All contracts participating in the Separate Account are in the accumulation phase. Dividends are fully reinvested and immediately credited to participant accounts with the exception of VIPF Money Market Portfolio which is invested monthly. Unrealized gain and loss represent the difference between the cost and market value of invested assets. Realized gain and loss are reported on an average cost basis. Gross unrealized gains for all investments were $122,283,976 as of December 31, 1996 and $76,893,903 as of December 31, 1995. Gross unrealized losses for all investments were $44,966,769 as of December 31, 1996 and $26,822,656 as of December 31, 1995.

The market value and cost of investments at December 31, 1996, was distributed as follows:


                                                      Market Value
                                                      ------------
                                                Shares      Share Price      Cost
                                                ------      -----------      ----
Dreyfus Stock Index Fund                   3,424,850.0090       $20.28   $ 53,721,665
Dreyfus Small Cap Portfolio                  890,515.5850        52.08     40,664,734
TCI Growth Portfolio                       3,653,827.9700        10.24     35,475,201
TCI Balanced Portfolio                     3,324,692.8500         7.54     21,028,630
VIPF Growth Portfolio                      4,358,634.0000        31.14    108,054,222
VIPF II Asset Manager Portfolio            5,557,981.8950        16.93     80,404,799
VIPF Equity-Income Portfolio               2,251,099.9630        21.03     41,022,846
Calvert Responsibly Invested Balanced
 Portfolio                                 2,631,921.8250        1.774      4,622,794
T. Rowe Price International Series         1,543,702.7960        12.64     17,351,856
VIPF Money Market Portfolio                  399,943.8100         1.00        399,944

Contract Charges:
-----------------

UNUM America is the depositor for the Separate Account. Administrative services necessary for the operation of the Separate Account and the variable annuity contracts are provided by UNUM America. Although UNUM America deducts for sales and administrative expenses under the contracts, UNUM America assumes an expense risk that these deductions may prove insufficient to cover the cost of those expenses.

In addition, UNUM America assumes a mortality risk under the contracts in that it agrees to make annuity payments regardless of how long a particular annuitant or their payee lives and how long all annuitants or other payees in a class live, if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. UNUM America also assumes a mortality risk in providing a death benefit under the contracts.

VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES (continued)

Contract Charges: (continued)
-----------------

To compensate UNUM America for assuming these mortality and expense risks, an effective annual mortality and expense risk charge of 1.20% of each portfolio's average daily net assets is imposed on each portfolio within the Separate Account with the exception of VIPF Money Market Portfolio. For 1996 and 1995, the mortality and expense risk charges totaled $4,927,857 and $3,020,144, respectively.

Federal Income Taxes:
---------------------

For purposes of federal income taxes, the Separate Account is considered to be part of UNUM America for the years ended December 31, 1996 and 1995, and its operations are not taxed separately. The liability for any federal income taxes generated by the Separate Account is attributable to UNUM America. UNUM America is taxed as a property and casualty insurance company under the applicable provisions of the Internal Revenue Code.

Premium Taxes:
--------------

Applicable state premium taxes are paid by UNUM America and deducted from the account balances of contract owners at the time of an annuity purchase.


NOTE 2.  CAPITAL SHARE TRANSACTIONS

During 1996 and 1995, the following transactions in capital stock occurred:

The Separate Account funds that invest in Dreyfus Stock Index Fund held 3,057,791.6697 units at a net asset value of $22.7054 and 2,395,545.4406 units at a net asset value of $18.7565 at December 31, 1996 and 1995, respectively.


                             1996                       1995
                             ----                       ----
                      Units        Amount        Units        Amount
                      -----        ------        -----        ------
 Units sold        729,318.8159  $15,112,646  505,864.5836  $8,445,355
 Units redeemed     67,072.5868    1,429,445   39,765.9760     641,748
                   ------------  -----------  ------------  ----------

   Net increase    662,246.2291  $13,683,201  466,098.6076  $7,803,607
                   ============  ===========  ============  ==========


VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA


NOTES TO FINANCIAL STATEMENTS


NOTE 2.  CAPITAL SHARE TRANSACTIONS (continued)

The Separate Account funds that invest in Dreyfus Small Cap Portfolio held 3,032,802.7702 units at a net asset value of $15.2861 and 1,461,574.8990 units at a net asset value of $13.2713 at December 31, 1996 and 1995, respectively.


                              1996                         1995
                              ----                         ----
                       Units         Amount         Units         Amount
                       -----         ------         -----         ------
 Units sold        1,630,716.9673  $23,438,013  1,080,522.3668  $12,786,970
 Units redeemed       59,489.0961      915,789     19,323.4514      260,726
                   --------------  -----------  --------------  -----------

   Net increase    1,571,227.8712  $22,522,224  1,061,198.9154  $12,526,244
                   ==============  ===========  ==============  ===========


The Separate Account funds that invest in TCI Growth Portfolio held 2,541,937.9972 units at a net asset value of $14.7133 and 2,191,474.5278 units at a net asset value of $15.5840 at December 31, 1996 and 1995, respectively.


                             1996                      1995
                             ----                      ----
                      Units        Amount       Units        Amount
                      -----        ------       -----        ------
 Units sold        444,571.1658  $6,869,563  491,599.7304  $7,065,251
 Units redeemed     94,107.6964   1,515,403   33,484.9815     468,460
                   ------------  ----------  ------------  ----------

   Net increase    350,463.4694  $5,354,160  458,114.7489  $6,596,791
                   ============  ==========  ============  ==========


The Separate Account funds that invest in TCI Balanced Portfolio held 1,545,580.8344 units at a net asset value of $16.2128 and 1,294,882.9012 units at a net asset value of $14.6286 at December 31, 1996 and 1995, respectively.


                             1996                      1995
                             ----                      ----
                      Units        Amount       Units        Amount
                      -----        ------       -----        ------
 Units sold        329,338.1231  $5,034,023  293,210.1829  $3,936,485
 Units redeemed     78,640.1899   1,217,362   40,141.1930     533,155
                   ------------  ----------  ------------  ----------

   Net increase    250,697.9332  $3,816,661  253,068.9899  $3,403,330
                   ============  ==========  ============  ==========


VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA


NOTES TO FINANCIAL STATEMENTS


NOTE 2.  CAPITAL SHARE TRANSACTIONS (continued)

The Separate Account funds that invest in VIPF Growth Portfolio held 5,843,047.2941 units at a net asset value of $23.2198 and 4,459,417.0777 units at a net asset value of $20.4909 at December 31, 1996 and 1995, respectively.


                              1996                         1995
                              ----                         ----
                       Units         Amount         Units         Amount
                       -----         ------         -----         ------
 Units sold        1,448,572.4268  $31,961,921  1,408,315.0268  $26,646,045
 Units redeemed       64,942.2104    1,531,214     20,760.0224      375,958
                   --------------  -----------  --------------  -----------

   Net increase    1,383,630.2164  $30,430,707  1,387,555.0044  $26,270,087
                   ==============  ===========  ==============  ===========

The Separate Account funds that invest in VIPF II Asset Manager Portfolio held 5,447,414.3329 units at a net asset value of $17.2668 and 4,882,919.6584 units at a net asset value of $15.2510 at December 31, 1996 and 1995, respectively.


                             1996                       1995
                             ----                       ----
                      Units        Amount        Units        Amount
                      -----        ------        ------       ------
 Units sold        776,904.8813  $12,476,352  772,704.8532  $10,804,649
 Units redeemed    212,410.2068    3,446,301  259,722.2139    3,669,628
                   ------------  -----------  ------------  -----------

   Net increase    564,494.6745  $ 9,030,051  512,982.6393  $ 7,135,021
                   ============  ===========  ============  ===========

The Separate Account funds that invest in VIPF Equity-Income Portfolio held 2,997,006.5180 units at a net asset value of $15.7898 and 1,529,171.7672 units at a net asset value of $13.9856 at December 31, 1996 and 1995, respectively.


                              1996                         1995
                              ----                         ----
                       Units         Amount         Units         Amount
                       -----         ------         -----         ------
 Units sold        1,505,157.0265  $22,213,213  1,281,538.6369  $15,768,284
 Units redeemed       37,322.2757      569,650     73,025.8659      935,126
                   --------------  -----------  --------------  -----------

   Net increase    1,467,834.7508  $21,643,563  1,208,512.7710  $14,833,158
                   ==============  ===========  ==============  ===========


VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA


NOTES TO FINANCIAL STATEMENTS


NOTE 2.  CAPITAL SHARE TRANSACTIONS (continued)

The Separate Account funds that invest in Calvert Responsibly Invested Balanced Portfolio held 328,167.7828 units at a net asset value of $14.2222 and 133,870.5801 units at a net asset value of $12.7827 at December 31, 1996 and 1995, respectively.

                             1996                      1995
                             ----                      ----
                      Units        Amount       Units        Amount
                      -----        ------       -----        ------
 Units sold        207,778.4639  $2,784,761  124,412.3448  $1,474,505
 Units redeemed     13,481.2612     179,929   16,615.2632     201,874
                   ------------  ----------  ------------  ----------

   Net increase    194,297.2027  $2,604,832  107,797.0816  $1,272,631
                   ============  ==========  ============  ==========

The Separate Account funds that invest in T. Rowe Price International Series held 1,588,913.5294 units at a net asset value of $12.2756 and 803,484.7277 units at a net asset value of $10.8333 at December 31, 1996 and 1995, respectively.

                             1996                      1995
                             ----                      ----
                      Units        Amount       Units        Amount
                      -----        ------       -----        ------
 Units sold        804,268.0124  $9,291,422  504,969.4785  $5,127,746
 Units redeemed     18,839.2107     234,486   56,420.6745     581,436
                   ------------  ----------  ------------  ----------

   Net increase    785,428.8017  $9,056,936  448,548.8040  $4,546,310
                   ============  ==========  ============  ==========

The Separate Account funds that invest in VIPF Money Market Portfolio held 35,464.9671 units at a net asset value of $11.2772 and 21,371.9053 units at a net asset value of $10.6987 at December 31, 1996 and 1995, respectively.

                             1996                      1995
                             ----                      ----
                      Units        Amount       Units        Amount
                      -----        ------       -----        ------
 Units sold        169,399.3668  $1,863,371  208,957.5381  $2,170,365
 Units redeemed    155,306.3050   1,703,900  199,566.0400   2,074,046
                   ------------  ----------  ------------  ----------

   Net increase     14,093.0618  $  159,471    9,391.4981  $   96,319
                   ============  ==========  ============  ==========

NOTE 3.  RELATED PARTY TRANSACTIONS

UNUM Sales Corporation, an affiliate, acted as the distributor and principal underwriter of the Separate Account prior to October 1, 1996. Effective October 1, 1996, LNC Equity Sales Corporation, a non-affiliate, acted as a distributor and principal underwriter of the Separate Account.

VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA


NOTES TO FINANCIAL STATEMENTS


NOTE 4.  SUBSEQUENT EVENT

Through March 1, 1997, the net assets of the Separate Account have decreased by approximately $327,621,000 from novations of assets to the separate accounts of Lincoln Life and Lincoln New York.

                                    PART C
                               OTHER INFORMATION


Item 24.  Financial statements and Exhibits

     (a)  The following financial statements are included in Part B:

          Financial Statements of Registrant - VA-I Separate Account of UNUM Life Insurance Company of America.


                    Audited statement of assets and liabilities as of December 31, 1996 and statement of operations and changes in net assets for the two years ended December 31, 1996.

          Financial Statements of Depositor - UNUM Life Insurance Company of America.


                    Audited balance sheets as of December 31, 1996 and 1995 and audited statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996.
     (b) Exhibits


             1. Resolution adopted by the Board of Directors of UNUM Life Insurance Company on July 8, 1988 establishing the TSAVA Separate Account of UNUM Life Insurance Company. *


             1(a) Resolution adopted by the Board of Directors of UNUM Life Insurance Company on February 7, 1991 changing the name and broadening the scope of the VA-I Separate Account. ***


             1(b) Resolution adopted by the Board of Directors and the Stockholders of UNUM Life Insurance Company on September 13, 1991, authorizing the merger of UNUM Life Insurance Company and UNUM Life Insurance Company of America. //


             1(c) Resolution adopted by the Board of Directors and the Stockholders of UNUM Life Insurance Company of America on September 13, 1991, authorizing the merger of UNUM Life Insurance Company of America and UNUM Life Insurance Company. //


             1(d) Plan of Merger for UNUM Life Insurance Company of America and UNUM Life Insurance Company dated September 13, 1991. //

             2.     Not applicable.


             3(a) Distribution agreement between UNUM Life Insurance Company of America and UNUM Sales Corporation. *


             3(b)   Broker-dealer sales agreement. **

             3(c) Principal underwriting agreement between UNUM Life Insurance Company of America and LNC Equity Sales Corporation.

             3(d)   Form of broker-dealer sales agreement.

             4(a) Forms of Group Annuity Contracts for UNUM Life Insurance Company of America. #


             4(b) Form of Contract Rider providing for automatic assumption of certain contracts by The Lincoln National Life Insurance Company. ##


             5(a)   Form of application for Group Annuity Contract. //

             5(b) Form of Participant enrollment form (including acknowledgement of restrictions on redemption imposed by I.R.C. Section 403(b)). //


             6. Copy of certificate of incorporation and by-laws of UNUM Life Insurance Company of America. //


             7(a) Assumption Reinsurance Agreement by and between UNUM Life Insurance Company of America and The Lincoln National Life Insurance Company.


             7(b) Assumption Reinsurance Agreement by and between UNUM Life Insurance Company of America and Lincoln Life & Annuity Company of New York.


             7(c) Coinsurance and Assumption Agreement by and between UNUM Life Insurance Company of America and The Lincoln National Life Insurance Company.


             7(d) Indemnity Reinsurance Agreement by and between UNUM Life Insurance Company of America and The Lincoln National Life Insurance Company.


             7(e) Indemnity Reinsurance Agreement by and between UNUM Life Insurance Company of America and Lincoln Life & Annuity Company of New York.


             8(a) Participation Agreement between UNUM Life Insurance Company and Dreyfus Life & Annuity Index Fund, Inc. **


             8(b) Participation Agreement between UNUM Life Insurance Company and Variable Insurance Products Fund I and Fidelity Distributors Corporation. /


             8(c) Participation Agreement between UNUM Life Insurance Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation. /


             8(d) Participation Agreement between UNUM Life Insurance Company and Twentieth Century Management Company. /


             8(e) Service Agreement and Amendments between UNUM Life Insurance Company and UNUM Sales Corporation. *


             8(f) Participation Agreement between UNUM Life Insurance Company of America and Dreyfus Variable Investment Fund and Dreyfus Corporation. #


             8(g) Participation Agreement between UNUM Life Insurance Company of America and Acacia Capital Corporation. #


             8(h) Participation Agreement between UNUM Life Insurance Company of America and T. Rowe Price. #


             8(i) Administrative Services Agreement by and between UNUM Life Insurance Company of America and The Lincoln National Life Insurance Company.


             9. Consent and opinion of Kevin J. Tierney, General Counsel of UNUM Life Insurance Company of America, as to the legality of the securities being registered. ##

             10(a)  Consent of Coopers & Lybrand L.L.P., Independent
                    Accountants.

             10(b)  Powers of Attorney. //


             10(c)  Power of Attorney for Elaine D. Rosen. ++


             10(d) Powers of Attorney for Kevin P. O'Connell and Robert W. Crispin. ##

             11. No financial statements are omitted from Item 23 (other than any that will be filed by subsequent amendment).

             12.    Not Applicable.


             13.    Schedule for computation of Performance Quotations. ###


             14.    Not Applicable.

             * Incorporated herein by reference to initial Registration Statement on Form N-4 filed by the TSAVA Separate Account of UNUM Life Insurance Company with the Securities and Exchange Commission on April 24, 1989.

             ** Incorporated herein by reference to Pre-effective Amendment No. 1 on Form N-4 filed by the TSAVA Separate Account of UNUM Life Insurance Company with the Securities and Exchange Commission on October 18, 1989.

             *** Incorporated herein by reference to Post-effective Amendment No. 2 filed by the VA-I Separate Account of UNUM Life Insurance Company on Form N-4 with the Securities and Exchange Commission on March 1, 1991.

             / Incorporated herein by reference to post-effective Amendment No. 3 filed by the VA-I Separate Account of UNUM Life Insurance Company on Form N-4 with the Securities and Exchange Commission on May 1, 1991.

             // Incorporated herein by reference to Amendment No. 4 filed by the VA-I Separate Account of UNUM Life Insurance Company on November 1, 1991.

             /// Incorporated herein by reference to Amendment No. 5 filed by the VA-I Separate Account of UNUM Life Insurance Company of America on December 31, 1991.

             //// Incorporated herein by reference to Amendment No. 7 filed by the VA-I Separate Account of UNUM Life Insurance Company of America on February 14, 1992.

             + Incorporated herein by reference to Amendment No. 13 filed by the VA-I Separate Account of UNUM Life Insurance Company of America on May 3, 1993.

             ++ Incorporated herein by reference to Amendment No. 16 filed by the VA-I Separate Account of UNUM Life Insurance Company of America on March 2, 1994.

             # Incorporated herein by reference to Amendment No. 19 filed by the VA-I Separate Account of UNUM Life Insurance Company of America on May 2, 1994.


             ## Incorporated herein by reference to Amendment No. 27 filed by the VA-I Separate Account of UNUM Life Insurance Company of America on May 1, 1996.


            ### Incorporated herein by reference to Amendment No. 6 filed by Lincoln National Variable Annuity Account L of the Lincoln National Life Insurance Company on April 29, 1997

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of UNUM Life Insurance Company of America who are engaged directly or indirectly in activities relating to the VA-I Separate Account as well as the Contracts. The list also shows UNUM Life Insurance Company of America's executive officers.


Name and Address              Positions and Offices with UNUM/America
James F. Orr III*             Chairman of the Board of Directors, Chief
                              Executive Officer

Elaine D. Rosen*              Director and President

Robert W. Crispin*            Director and Executive Vice President

Kevin P. O'Connell*           Director and Executive Vice President

Peter J. Moynihan*            Director and Senior Vice President

Gary  E. Kirkner*             Senior Vice President

Robert G. Ostrander*          Senior Vice President

Peter S. Adams*               Vice President

Diane M. Garofalo*            Vice President

Nicholas J. Desiderio*        Vice President and Chief Financial Officer

Kevin J. Tierney*             Director, Senior Vice President, General Counsel
                              and Secretary



* Principal business address of each person is 2211 Congress Street, Portland, Maine 04122.

Item 26. Persons Controlled by or Under Common Control with UNUM Life Insurance Company of America ("UNUM/America") or the VA-I Separate Account

The VA-I Separate Account is a separate account of UNUM/America and may be deemed to be controlled by UNUM/America although UNUM/America will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.


The following chart indicates the persons controlled by or under common control with UNUM/America and the VA-I Separate Account:

CORPORATE STRUCTURE/(1)/
--------------------      ------------------------    --------------------   ----------------------------
UNUM HOLDING COMPANY        UNUM EUROPEAN HOLDING       MINDTASK LIMITED         DUNCANSON & HOLT, INC.
     (DELAWARE)                COMPANY LIMITED          (UNITED KINGDOM)               (NEW YORK)
                              (UNITED KINGDOM)
----------------------     -----------------------    --------------------   ----------------------------
  ----------------------     -----------------------                           ----------------------------
       FIRST UNUM            UNUM GENERAL INSURANCE                            DUNCANSON & HOLT, SERVICES
  LIFE INSURANCE COMPANY        COMPANY LIMITED                                            INC.
       (NEW YORK)               (UNITED KINGDOM)                                         (MAINE)
  ----------------------     -----------------------                           ----------------------------
    --------------------     -----------------------                           ----------------------------
    NY HOLDINGS 1994-1          UNUM MANAGEMENT                                      GROUP MANAGEMENT
    NY HOLDINGS 1994-2          COMPANY LIMITED                                        SERVICES, INC.
    NY HOLDINGS 1994-3          (UNITED KINGDOM)                                       (WASHINGTON)
    NY HOLDINGS 1994-4
       (MAINE)
    --------------------     -----------------------                          ------------------------------
  ----------------------     -----------------------                          ------------------------------
  UNUM SALES CORPORATION          UNUM LIMITED                                      DUNCANSON & HOLT,
        (DELAWARE)              (UNITED KINGDOM)                                 ADMINISTRATIVE SERVICES,
                                                                                   INC.  (DELAWARE)
  ----------------------     -----------------------                          ------------------------------
  ----------------------       ---------------------                          ------------------------------
     CLAIMS  SERVICE                 OPEN DOOR                                       DUNCANSON & HOLT
   INTERNATIONAL, INC.                  VAC                                             EUROPE LTD.
       (DELAWARE)                     LIMITED                                        (UNITED KINGDOM)
                                  (UNITED KINGDOM)
  ----------------------       ---------------------                          ------------------------------
  ----------------------     -----------------------                            ----------------------------
  UNUM DEVELOPMENT               CLAIMS SERVICE                                       DUNCANSON & HOLT
    CORPORATION               INTERNATIONAL LIMITED                                  (CONTINGENCY), LTD.
      (MAINE)                   (UNITED KINGDOM)                                       (UNITED KINGDOM)
  ----------------------     -----------------------                            ---------------------------
  ----------------------                                                        ---------------------------
   UNUM INTERNATIONAL                                                                DUNCANSON & HOLT
    UNDERWRITERS INC.                                                                UNDERWRITERS LTD.
      (DELAWARE)                                                                     ( UNITED KINGDOM)
  ----------------------                                                        ---------------------------
  ----------------------                                                        ---------------------------
   UNUM LIFE INSURANCE                                                                DUNCANSON & HOLT
(2)COMPANY OF AMERICA                                                                 AGENCIES LTD.
       (MAINE)                                                                       (UNITED KINGDOM)
  ----------------------                                                        ---------------------------
    --------------------                                                        ---------------------------
    UA HOLDINGS 1994-1                                                               DUNCANSON & HOLT
    UA HOLDINGS 1994-3                                                                   SYNDICATE
    UA HOLDINGS 1994-5                                                                MANAGEMENT LTD.
       (MAINE)                                                                       (UNITED KINGDOM)
    --------------------                                                        ---------------------------
    --------------------                                                        ---------------------------
    SP ADMINISTRATOR, LLC                                                            TRAFALGAR UNDERWRITING
 (3)   (CALIFORNIA)                                                                    AGENCIES LTD.
                                                                                     (UNITED KINGDOM)
    --------------------                                                        ---------------------------
                                                                             ------------------------------
                                                                                   DUNCANSON & HOLT
                                                                                       CANADA LTD.
                                                                                        (CANADA)
                                                                             ------------------------------
                                                                             ------------------------------
                                                                                        TRI-CAN
                                                                                   REINSURANCE INC.
                                                                                        (CANADA)
                                                                             ------------------------------
                                                                             ------------------------------
                                                                                    DUNCANSON & HOLT
                                                                                      ASIA PTE LTD.
                                                                                      (SINGAPORE)
                                                                             ------------------------------

----------------------
       UNUM                                                                                      MARCH 21, 1997
    CORPORATION
     (DELAWARE)
----------------------
 ------------------------          -------------------    ------------------    -------------------------  -----------------------
 COLONIAL COMPANIES, INC.              UNUM JAPAN           UNUM (BERMUDA)      CONTINENTAL NATIONAL LIFE  CONTINENTAL INTERNATIONAL
       (DELAWARE)                  ACCIDENT INSURANCE        HOLDINGS LTD.          INSURANCE COMPANY       LIFE INSURANCE COMPANY
                                     COMPANY LIMITED           (BERMUDA)                (DELAWARE)               (DELAWARE)
                                          JAPAN
 ------------------------          -------------------    ------------------      ----------------------    -----------------------
  ------------------------                                 ------------------
  COLONIAL LIFE & ACCIDENT                                 DUNCANSON & HOLT
     INSURANCE COMPANY                                      (BERMUDA) LTD.
      (SOUTH CAROLINA)                                         (BERMUDA)
  ------------------------                                 ------------------
    ----------------------                                 ------------------
    CLA HOLDINGS 1994-1                                           UNUM
    CLA HOLDINGS 1994-2                                    INTERNATIONAL LTD.
         (MAINE)                                                (BERMUDA)
    ----------------------                                 ------------------
  ------------------------
   BENEFITAMERICA, INC.
     (SOUTH CAROLINA)
  ------------------------

1 PERCENTAGE OF OWNERSHIP IS 100% UNLESS OTHERWISE NOTED
2 REFLECTS SPLIT OWNERSHIP: 82.72% BY UNUM HOLDING COMPANY AND 17.28% BY UNUM
   CORPORATION.
3 50% OWNED BY UNUM LIFE INSURANCE COMPANY OF AMERICA; 50% OWNED BY AN ENTITY
   OUTSIDE OF UNUM CORPORATION'S HOLDING COMPANY STRUCTURE.

                                                                          3/6/97

Item 27.  Number of Contractholders


As of March 31, 1997, Registrant had 507 Contractholders.


Item 28.  Indemnification

Under the Participation Agreements entered into between UNUM/America and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, Acacia Capital Corporation, and T. Rowe Price (the "Funds"), UNUM/America and its directors, officers, employees, agents and control persons have been indemnified by the Fund against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify UNUM/America against any liability, loss, damages, costs or expenses which UNUM/America may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

UNUM/America's by-laws provide that UNUM/America "may indemnify any person made or threatened to be made a party of any action or proceeding, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, which any director, officer or employee of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director, officer or employee of the Corporation or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director, officer, or employee acted, in good faith, for a purpose which he or she reasonably believed to be in the best interests of the corporation."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriter


          (a) LNC Equity Sales Corporation also acts as the principal underwriter for the VA-I Separate Account of First UNUM Life Insurance Company, Lincoln National Variable Annuity Account L, and Lincoln Life & Annuity Variable Annuity Account L.


          (b)(1) The following table sets forth certain information regarding the officers and directors of LNC Equity Sales
                  Corporation.

                         POSITIONS AND OFFICES
NAME AND ADDRESS         WITH LNC EQUITY SALES
J. Michael Hemp*         President and Director
Priscilla S. Brown*      Chief Operating Officer, Sales and Marketing, and
                         Director
John M. Behrendt*        Vice President and Director
Richard C. Boyles***     Chief Financial Officer and Administrative Officer
Kenneth Ehinger***       Chief Operating Officer and Director
Gary D. Giller****       Director
Janet C. Whitney**       Vice President and Treasurer
C. Suzanne Womack**      Secretary



* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.


** Principal business address of each person is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.


*** Principal business address of each person is 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804-1202.


****  7650 Rivers Edge Dr., Suite 250, Columbus, OH  43235.


c)


                      Net Underwriting
Name of Principal     Discounts and       Compensation on    Brokerage
Underwriter           Commissions         Redemption         Commissions   Compensation
-----------           -----------         ----------         -----------   ------------
LNC Equity Sales      $0                  N/A                N/A           N/A
  Corporation

UNUM Sales            $4,223,000          N/A                N/A           N/A
Corporation


Item 30.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by UNUM/America at 2211 Congress Street, Portland, Maine 04122.


Item 31.  Management Services

None


Item 32.  Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

(e) The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-
    (d) of that Section will be complied with.


(f) UNUM Life Insurance Company of America hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by UNUM Life Insurance Company of America.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have caused this Post-effective Amendment to the Registration Statement to be signed on their behalf, in the City of Portland, and State of Maine on this 28th day of April, 1997, and the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus.

               VA-I Separate Account of
               UNUM Life Insurance Company of America
               (Registrant)


               By:


                    /s/ Elaine D. Rosen
                    -------------------

                    Elaine D. Rosen
                    President
                    UNUM Life Insurance Company of America



               UNUM Life Insurance Company of America
                    (Depositor)

               By:


                    /s/ Elaine D. Rosen
                    -------------------

                    Elaine D. Rosen
                    President


As required by the Securities Act of 1933 this Post-effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                      TITLE                            DATE
/s/Elaine D. Rosen             President                        April 28, 1997
--------------------
Elaine D. Rosen                (Principal Executive Officer)

/s/Nicholas J. Desiderio                                        April 28, 1997
------------------------
Nicholas J. Desiderio          Vice President and
                               Chief Financial Officer
                               (Principal Financial Officer)

/s/Charles W. Tarbell                                           April 28, 1997
----------------------
Charles W. Tarbell             Vice President, Treasurer
                               and Controller
                               (Principal Accounting Officer)

       *
--------------------                                            April 28, 1997
Elaine D. Rosen                Director


       *
---------------------                                           April 28, 1997
Peter J. Moynihan              Director


       *
---------------------                                           April 28, 1997
James F. Orr III               Director


       *
--------------------                                            April 28, 1997
Robert W. Crispin              Director


        *
-----------------                                               April 28, 1997
Kevin P. O'Connell             Director


/s/Kevin J. Tierney                                             April 28, 1997
-------------------
Kevin J. Tierney               Director


*By:  /s/Kevin J. Tierney                                       April 28, 1997
    -----------------------
      Kevin J. Tierney
      Attorney-in-fact